UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Royal Gold, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

1660 Wynkoop Street, Suite 1000, Denver, CO 80202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are cordially invited to attend our 2015 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, we will ask you to vote on:

1.              The election of the three Class I Director nominees identified in the accompanying proxy statement;

2.              The ratification of the appointment of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending June 30, 2016;

3.              The approval, on an advisory basis, of the compensation of the named executive officers;

4.              The approval of the Royal Gold, Inc. 2015 Omnibus Long-Term Incentive Plan (the “2015 LTIP”); and

5.              The transaction of such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof.

Our board of directors has fixed the close of business on September 14, 2015 as the record date for determining the stockholders entitled to notice of and to vote at our Annual Meeting.  Thus, you are eligible to vote at the Annual Meeting and any postponements or adjournments of the meeting if you are a holder of Royal Gold’s common stock at the close of business on September 14, 2015.

We are mailing our Notice of Internet Availability of Proxy Materials to stockholders on or about October 1, 2015, containing instructions on how to access our proxy materials online. We are also mailing a full set of our proxy materials to stockholders who previously requested paper copies of the materials.  (Please see page 2 of the proxy statement for more information on how these materials will be distributed.)  Our proxy materials can also be viewed on our Company website at www.royalgold.com under “Investors — Financial Reporting — SEC Filings.”

BY ORDER OF THE BOARD OF DIRECTORS

Bruce C. Kirchhoff

Vice President, General Counsel and Secretary

October 1, 2015

ANNUAL MEETING INFORMATION

Date:	Wednesday, November 11, 2015

Time:	9:00 a.m. MST

Location:	Ritz-Carlton Hotel
1881 Curtis Street
Denver, Colorado 80202

YOUR VOTE IS IMPORTANT!

It is important that your shares are represented and voted at the Annual Meeting. For that reason, whether or not you expect to attend in person, please vote your shares as promptly as possible by telephone or by Internet, or by signing, dating and returning the proxy card mailed to you if you received a paper copy of this proxy statement.

Attendance at the Annual Meeting

On the day of the Annual Meeting, you will be asked to sign in with a valid picture identification such as a driver’s license or passport.  Registration and seating will begin at 8:30 a.m. and the meeting will begin at 9:00 a.m. MST.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on November 11, 2015

Our Notice of Annual Meeting, Proxy Statement and related exhibits, Annual Report including our Form 10-K, electronic proxy card and any other Annual Meeting materials are available on the Internet at www.proxyvote.com together with any amendments to any of these documents.

Voting Deadlines

Holders of Royal Gold’s common stock are entitled to vote in person at the Annual Meeting and any postponements or adjournments of the meeting.

Royal Gold Common Stock:  Proxies voted by mail, telephone or Internet must be received by 11:59 p.m. (Eastern Standard Time) on November 10, 2015.

Please see “Voting Your Shares” in the proxy statement for more detailed information.

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement.  This summary does not contain all of the information that you should consider and you should read the entire proxy statement before voting.  For more complete information regarding the Company’s 2015 performance, please review the Company’s Annual Report on Form 10-K.

MEETING AGENDA AND VOTING MATTERS

	Board Vote Recommendation	Page Reference (For more detail)
• Election of 3 Class I Directors	FOR each Director Nominee	6
• Ratification of Ernst & Young LLP as auditor for 2016	FOR	18
• Advisory resolution to approve executive compensation	FOR	20
• Approval of the Royal Gold, Inc. 2015 Omnibus Long-Term Incentive Plan	FOR	42
• Transact other business that properly comes before the meeting

DIRECTOR NOMINEES (page 7)

Stockholders are asked to elect three Class I Directors, each of whom will serve until the 2018 Annual Meeting, or until his successor is elected and qualified.

Class I Directors	Age	Director Since	Primary Occupation	Experience/ Qualifications	Independent	Committee Membership	Other Public Company Boards
Gordon J. Bogden	57	2011	President and CEO of Alloycorp Mining Inc.	• Audit committee financial expertise • Public company board service • CEO/administration and operations • Corporate governance • Finance • Geology, geophysics and mining engineering • International business • Leadership • Reputation in the industry • Risk management	Yes	Audit & Finance Committee	2

Tony A. Jensen	53	2004	President and CEO of Royal Gold, Inc.	• Public company board service • Business development and marketing • CEO/administration and operations • Corporate governance • Finance • Geology, geophysics and mining engineering • Industry association participation • International business • Leadership • Reputation in the industry • Risk management	No	None	1

i

Class I Directors	Age	Director Since	Primary Occupation	Experience/ Qualifications	Independent	Committee Membership	Other Public Company Boards
Jamie C. Sokalsky	58	August 2015		• Public company board service • Business development and marketing • CEO/administration and operations • Corporate governance • Finance • Industry association participation • International business • Leadership • Reputation in the industry • Risk Management	Yes		3

2015 COMPANY PERFORMANCE HIGHLIGHTS

The following summarizes our financial performance and other significant achievements during fiscal year 2015:

•                  We achieved one-year total shareholder return (“TSR”) near the top of our self-selected peer group;

•                  We achieved record volume of nearly 200,000 net gold equivalent ounces of production, and revenue increased 17% despite declining gold prices.  We reported record net volume growth as Mount Milligan continued to ramp up and Peñasquito delivered excellent operating results;

•                  We delivered record operating cash flow of $192.1 million, an increase of 31% over the prior year;

•                  We ended fiscal 2015 financially robust with over $1.4 billion in liquidity in working capital, including a $650 million undrawn credit facility that was expanded from $450 million in early 2015;

•                  We returned over $56 million to stockholders in the form of dividends, which equates to approximately 29% of operating cash flow, our 14th consecutive year of increasing dividends;

•                  We announced a gold stream transaction with Golden Star Resources, and acquired a gold stream on Euromax Resources’ Ilovica project in Macedonia;

•                  We entered into a joint venture for exploration and advancement of the Tetlin gold project located near Tok, Alaska; and

•                  We laid the groundwork for three significant transactions to occur in early fiscal 2016.

GOVERNANCE HIGHLIGHTS

We are committed to strong and sustainable corporate governance which protects and promotes long-term stockholder value.  Highlights of our corporate governance program include:

•                  Separate Chief Executive Officer and Chairman of the Board;

•                  Seven of eight directors are independent, including all members of the Audit and Finance Committee and the Compensation, Nominating and Governance Committee;

•                  All Audit and Finance Committee members determined to be Audit Committee Financial Experts;

•                  Significant Board refreshment over past two years; average director tenure is less than 4.5 years;

•                  Thorough orientation program for new directors;

•                  Independent directors meet without management present;

•                  Annual Board and Committee self-evaluations;

•                  Significant director and executive officer stockholding requirements;

•                  Board Governance Guidelines, Committee Charters and Code of Business Ethics and Conduct;

•                  Board oversight of Enterprise Risk Management Program;

•                  Majority voting in uncontested director elections;

•                  Active stockholder engagement;

•                  Strong link between executive officer compensation and Company performance;

•                  Annual advisory say on pay vote;

•                  No stock option re-pricing without stockholder approval;

•                  Anti-hedging and anti-pledging policies;

•                  No perquisites and no excise tax gross-ups for executive officers; and

•                  The Company’s 2015 Omnibus Long-Term Incentive Plan, submitted to stockholders for approval at the Annual Meeting, includes the following provisions:

•                  a minimum one-year vesting period for all equity awards (except for Director compensation and other circumstances in the discretion of the Compensation, Nominating and Governance Committee);

•                  a limit of $500,000 on the fair market value of shares that may be granted in a calendar year to a non-employee director; and

•                  prohibition of liberal share recycling.

BOARD OF DIRECTORS (page 11)

The characteristics of our Board reflect the following attributes:

Independence	Average Board Tenure	Director Qualifications
All Directors other than the Chief Executive Officer are independent	The average tenure for our Directors’ service on our Board of Directors is less than 4.5 years	Among other qualifications, every Director has substantial industry expertise

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (page 18)

Stockholders are asked to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2016.  Below is a summary of fees paid to Ernst & Young in fiscal year 2015.

FY 2015
Audit Fees	$525,058
Audit-Related Fees	$—
Tax Fees	$349,023
All Other Fees	$29,768
Total	$903,849

COMPENSATION HIGHLIGHTS (page 21)

Our compensation program is highly correlated to Company performance and emphasizes long-term compensation incentives over cash compensation.  Our compensation program is designed to:

•                  Attract and retain the highest caliber personnel on a long-term basis;

•                  Link rewards to sustainable business results;

•                  Emphasize creation of long-term stockholder value and achievement of strategic objectives;

•                  Discourage excessive risk-taking; and

•                  Encourage creativity and innovation.

Our Compensation, Nominating and Governance Committee utilized the following design elements when determining fiscal year 2015 executive compensation:

•            Over 70% of total direct compensation, comprised of base salary, annual cash bonus and long-term equity incentives, is performance-based and not guaranteed;

•            Short-term incentives are tied to specific business goals;

•            Long-term incentives are aligned with stockholder interests and vest over a multi-year period; and

•            We benchmark our executives’ compensation against peers in our industry that are similar to our business model, market capitalization, EBITDA and correlation to gold.

2015 NEO COMPENSATION SUMMARY (page 35)

Stockholders are asked to approve, on an advisory basis, the compensation of our Named Executive Officers (“NEOs”).  The following table summarizes the total potential compensation package for fiscal year 2015 for each NEO.

Name and Principal Position	Salary	Stock and Option Awards		Non-Equity Incentive Compensation		All Other Compensation	Total

Tony Jensen	$650,000	$2,435,434		$1,000,000	(1)	$32,677	$4,118,111
President and Chief Executive Officer
Stefan Wenger	$385,000	$948,437		$320,000		$37,408	$1,690,845
Chief Financial Officer and Treasurer
Karli S. Anderson	$280,000	$587,217		$230,000		$23,193	$1,120,410
Vice President Investor Relations
William Heissenbuttel	$400,000	$948,437		$335,000		$36,093	$1,719,520
Vice President, Corporate Development and Operations
Bruce C. Kirchhoff	$360,000	$948,437		$295,000		$31,733	$1,635,170
Vice President, General Counsel and Secretary
William M. Zisch	$187,801	$948,437	(2)	—		$18,201	$1,154,439
Former Vice President, Operations

(1)   Mr. Jensen’s fiscal year 2015 bonus included an amount reflecting special recognition of his exceptional business development efforts during fiscal year 2015, which led to execution of three significant transactions in the first several weeks of fiscal year 2016.  For further information, see “Actual Incentive Bonus Awards” on page 29.

(2)   Mr. Zisch terminated his employment with the Company effective December 9, 2014, at which time his Stock and Option Awards did not vest and were forfeited.

IMPORTANT DATES FOR 2016 ANNUAL MEETING OF STOCKHOLDERS (page 51)

Stockholder proposals submitted for inclusion in our 2016 proxy statement pursuant to SEC Rule 14a-8 must be received by us by June 3, 2016.

Notice of stockholder proposals to be raised from the floor at the 2016 Annual Meeting of Stockholders outside of SEC Rule 14a-8 must be received by us between July 15, 2016 and August 15, 2016.

General Information

ROYAL GOLD, INC.
1660 Wynkoop Street, Suite 1000
Denver, Colorado 80202

(303) 573-1660	•	www.royalgold.com

PROXY STATEMENT

2015 ANNUAL MEETING OF STOCKHOLDERS

STOCKHOLDERS ENTITLED TO VOTE

This Proxy Statement is furnished to holders of Royal Gold, Inc. common stock (“common stock”), in connection with the solicitation of proxies on behalf of the Board of Directors of Royal Gold, Inc. (the “Company” or “Royal Gold”) to be voted at the 2015 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Wednesday, November 11, 2015, at 9:00 a.m. MST.  Stockholders of record holding shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at the close of business on September 14, 2015 (the “Record Date”), are eligible to vote at the Annual Meeting and at all postponements and adjournments thereof.  There were 65,260,149 shares outstanding on the Record Date.

INTERNET AVAILABILITY OF PROXY MATERIALS

We utilize the Securities and Exchange Commission (the “SEC”) rules allowing us to furnish proxy materials through a “notice and access” model via the Internet.  On or about October 1, 2015, we will furnish a Notice of Internet Availability to our stockholders of record containing instructions on how to access the proxy materials and to vote.  In addition, instructions on how to request a printed copy of these materials may be found in the Notice.  For more information on voting your stock, please see “Voting Your Shares” below.

VOTING YOUR SHARES

Each share of Royal Gold common stock that you own entitles you to one vote.  If you are a stockholder of record, your proxy card shows the number of shares of Royal Gold common stock that you own.  If your stock is held in the name of your broker, bank or another nominee (a “Nominee”), the Nominee holding your stock will send you a voting instruction form.  You may elect to vote in one of three methods:

•            By Phone or Internet - You may vote your shares by following the instructions on your notice card, proxy card or voting instruction form.  If you vote by telephone or via the Internet, you do not need to return your proxy card.

•            By Mail - If this proxy statement was mailed to you, or if you requested a proxy statement be mailed to you, you may vote your shares by signing and returning the enclosed proxy card or voting instruction form.  If you vote by proxy card, your “proxy” (each or any of the individuals named on the proxy card) will vote your shares as you instruct on the proxy card.  If you vote by voting instruction form, the Nominee holding your stock will vote your shares as you instruct on the voting instruction form.  If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board of Directors: (1) “FOR” the election of Directors as described herein under “Proposal 1 - Election of Directors;” (2) “FOR” ratification of the appointment of the Company’s independent registered public accountants described herein under “Proposal 2 - Ratification of Appointment of Independent Registered Public Accountants;” (3) “FOR” a non-binding advisory vote on the compensation of the Named Executive Officers described herein under “Proposal 3 — Advisory Vote on Compensation of Named Executive Officers;” and (4) “FOR” the Company’s 2015 Omnibus Long-Term Incentive Plan as described herein under “Proposal 4 — Approval of Royal Gold, Inc.’s 2015 Omnibus Long-Term Incentive Plan.”

•            In Person - You may attend the Annual Meeting and vote in person.  We will give you a ballot when you arrive.  If your stock is held in the name of a Nominee, you must present a proxy from that Nominee in order to verify that the Nominee has not voted your shares on your behalf.

REVOCATION OF PROXY OR VOTING INSTRUCTION FORM

If you are a holder of common stock, you may revoke your proxy at any time before the proxy is voted at the Annual Meeting.  This can be done by either submitting another properly completed proxy card with a later date, sending a written notice of revocation to the Vice President, General Counsel and Secretary of the Company with a later date or by attending the Annual Meeting and voting in person.  You should be aware that simply attending the Annual Meeting will not automatically revoke your previously submitted proxy; rather you must notify a Company representative at the Annual Meeting of your desire to revoke your proxy and vote in person.  Written notice revoking a proxy should be sent to the Vice President, General Counsel and Secretary, Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202.

QUORUM AND VOTES REQUIRED TO APPROVE PROPOSALS

A majority of the outstanding shares of the Company’s common stock entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of the stockholders.  Abstentions and “broker non-votes” will be counted as being present in person for purposes of determining whether there is a quorum.  A “broker non-vote” occurs when a Nominee holding shares for a beneficial owner does not vote those shares on a proposal because the Nominee does not have discretionary voting authority and has not received voting instructions from the beneficial owner with respect to that proposal.

With respect to Proposal 1, in an uncontested election of Directors, the election of a Director nominee will require an affirmative vote of the majority of the votes cast with respect to that Director nominee at a meeting at which a quorum is present.  This means that the number of votes cast “FOR” a Director nominee must exceed the number of votes cast “AGAINST” that Director nominee in order for a Director to be elected at the Annual Meeting.  The Election of Directors is a “non-discretionary” item.  Therefore, if you hold your Royal Gold common stock through a Nominee and you do not instruct your Nominee how to vote with respect to the election of Directors, your Nominee cannot vote your shares on this proposal.  Abstentions and “broker non-votes” will not be counted as votes “FOR” or “AGAINST” this proposal.

With respect to Proposal 2, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present shall be the act of the stockholders.  Abstentions and “broker non-votes” will have no effect on the outcome of Proposal 2.

With respect to Proposal 3, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present shall be the act of the stockholders.  However, as discussed in further detail in Proposal 3, this proposal is advisory in nature.  Abstentions and “broker non-votes” will have no effect on the outcome of Proposal 3.

With respect to Proposal 4, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present shall be the act of the stockholders.  Abstentions and “broker non-votes” will have no effect on the outcome of Proposal 4.

Cumulative voting is not permitted for the election of Directors.  Under Delaware law, holders of common stock are not entitled to appraisal or dissenters’ rights with respect to the matters to be considered at the Annual Meeting.

TABULATION OF VOTES

Votes at the Annual Meeting will be tabulated and certified by Broadridge Financial Solutions, Inc.

SOLICITATION COSTS

In addition to solicitation of proxies by mail or by electronic data transfers, the Company’s Directors, officers or employees, without additional compensation, may make solicitations by telephone, facsimile, or personal interview.  The Company engaged Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, to assist with the solicitation of proxies for a fee of $15,000, plus expenses.  All costs of the solicitation of proxies will be borne by the Company.  The Company will also reimburse the banks and brokers for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of shares of common stock.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the beneficial ownership, as of September 15, 2015, of the Com  pany’s common stock by each Director, the Company’s NEOs (see “Compensation Discussion and Analysis” on page 21), persons known to the Company, based upon the Company’s review of documents filed with the SEC with respect to the ownership of the Company’s common stock,  to be the beneficial owner of more than 5% of the issued and outstanding shares of common stock, and by all of the Company’s Directors and executive officers as a group.  Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Class
Tony A. Jensen President, Chief Executive Officer and Director	291,221	(1)	*
Gordon J. Bogden Director	12,409	(2)	*
M. Craig Haase Director	24,094	(3)	*
William M. Hayes Chairman of the Board	28,709	(4)	*
C. Kevin McArthur Director	8,884	(5)	*
Jamie C. Sokalsky Director	3,240	(6)	*
Christopher M.T. Thompson Director	15,384	(7)	*
Ronald J. Vance Director	8,234	(8)	*
Stefan L. Wenger Chief Financial Officer and Treasurer	115,914	(9)	*
Karli S. Anderson Vice President Investor Relations	13,865	(10)	*
William H. Heissenbuttel Vice President Corporate Development and Operations	124,143	(11)	*
Bruce C. Kirchhoff Vice President, General Counsel and Secretary	102,240	(12)	*
William M. Zisch Former Vice President Operations	14,565	(13)	*
All Directors and Executive Officers as a Group including those named above (12 persons)	748,337	(14)	1.14%
BlackRock, Inc. 40 East 52nd Street New York, New York 10022	7,966,180	(15)	12.21%
Van Eck Associates Corporation 335 Madison Avenue, 19th Floor New York, New York 10017	5,465,768	(16)	9.91%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	4,349,713	(17)	6.67%

* Less than 1% ownership of the Company’s common stock.

(1)         Includes 36,526 shares of restricted stock, 96,182 Stock Appreciation Rights (“SARs”) and options to purchase 5,311 shares of common stock that were exercisable as of September 15, 2015, or which become exercisable within 60 days from such date.

(2)         Includes 1,620 shares of restricted stock.

(3)         Includes 1,620 shares of restricted stock.

(4)         Includes 1,620 shares of restricted stock.

(5)         Includes 1,620 shares of restricted stock.

(6)         Includes 1,620 shares of restricted stock.

(7)         Includes 1,620 shares of restricted stock.

(8)         Includes 1,620 shares of restricted stock.

(9)         Includes 26,152 shares of restricted stock, and 28,486 SARs and options to purchase 4,279 shares of common stock that were exercisable as of September 15, 2015, or which become exercisable within 60 days from such date.

(10)  Includes 9,215 shares of restricted stock, and 2,891 SARs and options to purchase 1,759 shares of common stock that were exercisable as of September 15, 2015, or which become exercisable within 60 days from such date.

(11)  Includes 26,443 shares of restricted stock, and 35,486 SARs and options to purchase 23,665 shares of common stock that were exercisable as of September 15, 2015, or which become exercisable within 60 days from such date.

(12)  Includes 25,570 shares of restricted stock and 35,486 SARs and options to purchase 8,165 shares of common stock that were exercisable as of September 15, 2015, or which become exercisable within 60 days from such date.

(13)  Mr. Zisch terminated his employment with the Company effective December 9, 2014.

(14)  Includes 130,186 shares of restricted stock and 166,407 SARs and options to purchase 42,210 shares of common stock that were exercisable as of September 15, 2015, or which become exercisable within 60 days from such date.  Mr. Zisch’s beneficial ownership is not included in the beneficial ownership of the Directors and Executive Officers as a Group.

(15)  As reported by BlackRock, Inc. on Form 13G/A with the SEC on January 9, 2015.  As of December 31, 2014, BlackRock, Inc. has sole dispositive power over 7,966,180 and sole voting power over 7,701,673 shares of common stock.

(16)  As reported by Van Eck Associates Corporation on Form 13G/A filed with the SEC on February 12, 2015.  As of December 31, 2014, Van Eck Associates Corporation has sole dispositive power over 5,465,768 shares of common stock, and sole voting power over 5,352,568 shares of common stock.

(17)  As reported by The Vanguard Group on Form 13G/A filed with the SEC on February 10, 2015.  As of December 31, 2014, the Vanguard Group has sole dispositive power over 4,311,968 shares of common stock, shared dispositive power over 37,745 shares of common stock and sole voting power over 43,645 shares of common stock.

Executive Officers

The following persons, as of September 30, 2015, hold the executive officer positions at Royal Gold as further described below.

Tony Jensen, 53, President, Chief Executive Officer and a Director.  See page 8.

Stefan L. Wenger, 42, Chief Financial Officer and Treasurer since August 2007.  Mr. Wenger was Chief Financial Officer from June 2006 to August 2007, and Chief Accounting Officer and Treasurer of the Company from April 2003 until June 2006.  Mr. Wenger was a manager with PricewaterhouseCoopers LLP from June 2002 until March 2003.  From September 2000 until June 2002, he was a manager with Arthur Andersen LLP.  Mr. Wenger has over 20 years of experience in the mining and natural resources industries working in various financial roles.  He is a member of the Board of Trustees of the American Exploration and Mining Association where he currently serves on the Executive Committee as the Treasurer.  Mr. Wenger holds a Bachelor of Science degree in Business Administration from Colorado State University, has completed the General Management Program at the Harvard Business School, and is a certified public accountant.  He is a member of the Colorado Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

Karli S. Anderson, 42, Vice President Investor Relations since May 2013.  Ms. Anderson has over 15 years of experience in finance, investor relations and capital markets.  She was Senior Director, Investor Relations, from August 2011 through April 2013 and Director, Investor Relations from May 2010 to August 2011 at Newmont Mining Corporation.  From February 2008 to May 2010, she served as Director Investor Relations at Coeur d’Alene Mines Corporation.  Ms. Anderson served as Director Investor Relations from January 2006 to February 2008 at Evergreen Energy Inc.  From January 2003 to January 2006 she was Director of Strategic Analysis at Policy Studies, Inc. and from 2000 to 2001 she was an Associate at Goldman Sachs Investment Research.  Ms. Anderson is currently the Chairman of the Denver Gold Group.  Ms. Anderson holds a Master of Business Administration degree with a specialization in finance from the Wharton School at the University of Pennsylvania and a Bachelor of Science degree in Telecommunications Systems from Ohio University.

William H. Heissenbuttel, 50, Vice President Corporate Development and Operations since February 2007.  Mr. Heissenbuttel was Manager Corporate Development from April 2006 through January 2007.  Mr. Heissenbuttel brings more than 25 years of corporate finance experience with 20 of those years in project and corporate finance in the metals and mining industry.  Mr. Heissenbuttel served as Senior Vice President from February 2000 to April 2006 and Vice President from 1999 to 2000 at N M Rothschild & Sons (Denver) Inc.  From 1994 to 1999, he served as Vice President and then as Group Vice President at ABN AMRO Bank N.V.  From 1987 to 1994, he was a Senior Credit Analyst and an Associate at Chemical Bank Manufacturers Hanover.  Mr. Heissenbuttel holds a Master of Business Administration degree with a specialization in finance from the University of Chicago and a Bachelor of Arts degree in Political Science and Economics from Northwestern University.

Bruce C. Kirchhoff, 56, Vice President, General Counsel since February 2007 and Secretary since July 2013.  Mr. Kirchhoff has over 25 years of experience representing hardrock and industrial minerals mining companies, as well as mineral exploration and development clients.  From January 2004 through January 2007, Mr. Kirchhoff was a partner with the law firm Carver Kirchhoff Schwarz McNab & Bailey, LLC.  From January 2003 to December 2003, Mr. Kirchhoff was a partner with the law firm Carver & Kirchhoff, LLC, and from April 1996 through December 2002, Mr. Kirchhoff was a partner in the law firm Alfers & Carver, LLC.  Prior to private practice, Mr. Kirchhoff was a senior attorney with Cyprus Amax Minerals Company from June 1986 through March 1996.  Mr. Kirchhoff holds a J.D. from the University of Denver, a Master of Science in Mineral Economics from the Colorado School of Mines, and a Bachelor of Arts degree in Anthropology from Colorado College.

Proposal #1: Election of Class I Directors

The Company’s Board of Directors consists of three classes of Directors, with each class of Directors serving for a three-year term and until their successors are duly elected and qualified.  The Company’s current Class I Directors are Messrs. Bogden, Jensen and Sokalsky; the Class II Directors are Messrs. Hayes and Vance; and the Class III Directors are Messrs. Haase, McArthur and Thompson.

If the proxy is properly completed and received in time for the Annual Meeting, and if the proxy does not indicate otherwise, the represented shares will be voted “FOR” Gordon J. Bogden, Tony A. Jensen and Jamie C. Sokalsky as Class I Directors of the Company.  If any of the nominees for election as a Class I Director should refuse or be unable to serve (an event that is not anticipated), the proxy will be voted for a substitute nominee who is designated by the Board of Directors.  Each Class I Director elected shall serve until the 2018 Annual Meeting, or until his successor is elected and qualified.

VOTE REQUIRED FOR APPROVAL

The Company’s Amended and Restated Bylaws (“Bylaws”) require that each Director be elected by the majority of votes cast at a meeting at which a quorum is present with respect to such Director in uncontested elections.  This means that the number of shares voted “FOR” a Director nominee must exceed the votes cast “AGAINST” that Director nominee.  In a contested election (a situation in which the number of nominees exceeds the number of Directors to be elected), the standard for election of Directors would be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of Directors.  This year’s election is expected to be an uncontested election, and the majority vote standard will apply.  If a nominee who is serving as a Director is not elected at the Annual Meeting, Delaware law provides that the Director would continue to serve on the Board as a “holdover Director.”  Under the Company’s Bylaws, each Director nominee who is serving as a Director has submitted a conditional resignation that becomes effective if such Director is not elected and the Board accepts the resignation. In that situation, the CNG Committee would make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether to take other action.  The Board of Directors will act on the CNG Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. Absent a determination by the Board that it is in the best interest of the Company for a Director who has failed to be elected to remain on the Board, the Board will accept the resignation.  The Director who tenders his resignation will not participate in the decision of the Board of Directors.  If a nominee who was not already serving as a Director fails to receive a majority of votes cast with respect to his election at the Annual Meeting, Delaware law provides that the nominee does not serve on the Board as a “holdover Director.”  All of the Class I Director nominees are currently serving on the Board of Directors.

Information concerning the nominees for election as Directors is set forth below under “Board of Directors.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

EACH OF THE CLASS I DIRECTOR NOMINEES.

Board of Directors

Below, we provide the names, position with the Company, periods of service and experience of the Company’s Directors.  The persons who are nominated for election as Class I Directors at the Annual Meeting are indicated with an asterisk *.  Each Director brings a strong and unique background and skillset to the Board, such as board service, leadership experience, finance experience and industry experience in the areas of mining, operations, accounting, business development and marketing, law, international business and risk management.  The qualifications and experience of our Directors are summarized on page 11.

WILLIAM M. HAYES	Class II Director (Term expires 2016)

Independent Director since 2008	Retired Mining Executive
Chairman of the Board of Directors since May 2014
Chairman of the Audit and Finance Committee
Audit Committee Financial Expert

Mr. Hayes, 70, served in various management positions with Placer Dome Inc. from 1988 to 2006.  He was Executive Vice President for Project Development and Corporate Affairs from 2004 to 2006. From 2000 to 2004, he served as Executive Vice President for USA and Latin America, and from 1994 to 2000 as Executive Vice President for Latin America.  During this period (2000-2004), he served as President of Compania Mantos de Oro (La Coipa) and Compania Minera Zaldivar (Zaldivar Mine).  From 1991 to 1994, he served as Chief Executive Officer of Mantos de Ore, Chile, at the La Coipa mine, and was Chief Financial Officer from 1988 to 1991.  Mr. Hayes also served as Vice President and Treasurer of Placer Dome Inc. from 1991 to 1994.  From 1972 to 1987, Mr. Hayes served in various financial positions with Exxon Corporation.  Mr. Hayes holds a Bachelor of Arts and Master of Arts degree in International Management from the American Graduate School of International Management and a Bachelor of Arts degree in Political Science from the University of San Francisco.

Qualifications and Experience

Board Service — Currently Chairman of the Board of Directors and Chairman of the Audit and Finance Committee of Royal Gold.  A Director (since 2006) of Antofogasta PLC (LON:ANTO), a FTSE 100 Company listed on the London Stock Exchange, engaged in mining, transportation, water distribution and energy. Senior Independent Director, Audit Committee Chairman and member of the Nomination Committee and Remuneration Committee of Antofogasta PLC since June 2011. Subsidiary Board membership of Antofogasta: Chairman and Director of Tethyan Copper Company, a fifty-fifty joint venture between Antofogasta and Barrick related to the Reko Diq Project in Pakistan.

Leadership Experience, Finance Experience and International Business Experience - The Board of Directors has determined that Mr. Hayes is an Audit Committee Financial Expert.  Prior service as Executive Vice President for U.S. and Latin America, Placer Dome Inc.; Executive Vice President, Project Development and Corporate Relations, Placer Dome Inc.; Vice President and Treasurer, Placer Dome Inc.; and Regional Treasurer and Controller, Exxon Minerals.

Industry Experience - Previously served as President of the Mining Council in Chile and President of the Gold Institute in Washington, D.C.

Mining Experience - Previously responsible for six operating mines in Chile and the U.S., and five development projects in the U.S., Chile, Dominican Republic and Africa.

Business Development and Marketing - Extensive experience in project development and corporate affairs.

*GORDON J. BOGDEN	Class I Director (Term expires 2015)

Independent Director since August 2011	President and CEO of Alloycorp Mining Inc.
Audit and Finance Committee Member
Audit Committee Financial Expert

Mr. Bogden, 57, has served as President and Chief Executive Officer of Alloycorp Mining Inc., a mining company, since March 2014.  He was formerly the Vice Chairman, Mining & Metals, Standard Chartered Bank, which acquired Gryphon Partners Canada Inc., an independent investment bank that Mr. Bogden co-founded, and where he was President and Managing Partner, from October 2008 to July 2012.  From October 2003 to October 2007, he was Vice Chairman and Head of Global Metals and Mining at National Bank Financial Inc.  Mr. Bogden served as President and Managing Director, Beacon Group Advisors Inc. from 2001 to 2003, Director, Investment Banking for Newcrest Capital Inc. from 1999 to 2000, Managing Director, N M Rothschild (Canada) from 1997 to 1999, and Managing Director, CIBC Wood Gundy Securities Inc. from 1990 to 1997.  Mr. Bogden holds a Bachelor of Science (Engineering) degree in geophysics from Queen’s University and the Institute of Corporate Directors

Designation from the Rotman School of Management, University of Toronto. He is a member of the Professional Engineers Ontario.

Qualifications and Experience

Board Service — Currently a member of the Audit and Finance Committee and a Director of Royal Gold.  He is currently a Director of Alloycorp Mining Inc. (TSX-V:AVT) and Orvana Minerals Corp. (TSE:ORV), and a previous board member of:  International Royalty Corporation, Aeroquest International Limited, Canplats Resources Corp., Camino Minerals Corp., IAMGold Corporation, Defiance Mining Corporation, BacTech Enviromet Corporation, High River Gold Ltd., NexGen Energy Ltd., Explorations Miniére du Nord Ltée, and Volta Resources Inc.

Finance and International Business Experience — The Board of Directors has determined that Mr. Bogden is an Audit Committee Financial Expert.  Mr. Bogden has experience as a corporate advisor to mining companies on strategy and mergers and acquisitions, experience in raising capital in the international debt and equity markets, prior service as Vice Chairman, Mining & Metals, Standard Chartered Bank; Vice Chairman and Head of Global Metals and Mining for National Bank Financial Inc.; President and Managing Partner of Gryphon Partners Canada Inc.; President of Beacon Group Advisors Inc.; Managing Director of N M Rothschild & Sons (Canada) Limited; and Managing Director, Mining Group for CIBC Wood Gundy Securities.

Leadership Experience — Extensive experience building businesses and managing professional teams focused on advisory assignments for Boards of Directors and senior management for some of the largest mining companies in the world on mergers, acquisitions, and restructurings.

Industry and Mining Experience — Geophysicist and engineer designing and managing mining exploration and development programs for international mining companies.

*TONY A. JENSEN	Class I Director (Term expires in 2015)

Director (non-independent) since 2004	President and Chief Executive Officer of Royal Gold, Inc.

Mr. Jensen, 53, has been President and Chief Executive Officer of the Company since July 2006. Previously he was President and Chief Operating Officer of the Company from August 2003 until June 2006.  Mr. Jensen has over 30 years of mining industry experience, including 18 years with Placer Dome Inc.  His corporate and operations experience was developed both in the United States and Chile where he occupied several senior management positions in mine production, corporate development and finance.  Before joining the Company, he was the Mine General Manager of the Cortez Joint Venture from August 1999 to June 2003.  Mr. Jensen was Director, Finance and Strategic Growth and Treasurer for Placer Dome Latin America from 1998 to 1999 and SubGerente General de Operaciónes for Compania Minera Mantos de Oro, a subsidiary of Placer Dome Latin America from 1995 to 1998.  Mr. Jensen holds a Bachelor of Science degree in Mining Engineering from South Dakota School of Mines and Technology, and a Certificate of Finance from Golden Gate University.

Qualifications and Experience

Board Service — Currently a Director of Royal Gold, a Director and a member of the Audit Committee of Golden Star Resources Ltd. (TSX: GSC; NYSE MKT: GSS; GSE: GSR), Director of the National Mining Association (“NMA”) and a member of the NMA Finance Committee, Director of the World Gold Council, prior Chairman and member of the Industrial Advisory Board and current member of the Advisory Board of the South Dakota School of Mines and Technology.

Leadership Experience - Extensive operations, corporate, and executive experience managing professional teams and large work forces with Placer Dome Inc., and current corporate and executive experience as President and Chief Executive Officer of Royal Gold.

Finance Experience - Actively involved in the financial review of Royal Gold’s results as well as prior experience as Director, Finance and Strategic Growth, and Treasurer of Placer Dome Latin America, and current member of Golden Star’s Audit Committee and NMA’s Finance Committee.  Experience raising capital in the debt and equity markets for Royal Gold.

Industry, Mining and International Business Experience - In addition to the active board memberships noted above, prior Chairman and Director of the Nevada Mining Association, Director of the Colorado Mining Association, and member of the University of Colorado Center for Commodities Advisory Board as well as extensive industry, mining, acquisition, and international business experience through various roles with Royal Gold and Placer Dome Inc., including a foreign assignment in Chile from 1995 to 1999.

Operations - Prior domestic and international experience as mine engineer, operations supervisor, and mine general manager while based at three mining operations for Placer Dome Inc., as well as exploration, review, development and acquisition assignments at various other operations and properties.

Business Development and Marketing - Extensive experience in corporate development for Royal Gold and Placer Dome.

M. CRAIG HAASE	Class III Director Nominee (Term expires 2017)

Independent Director since 2007	Retired Mining Executive
Chairman of the CNG Committee

Mr. Haase, 72, served as Director, Executive Vice President and Chief Legal Officer of Franco-Nevada Mining Corporation, a publicly-traded precious metals royalty company, for more than 15 years prior to its merger with Newmont Mining Corporation in 2002.  He served as a Director of Newmont from March 2002 until he retired in May 2003.  He served as Director, Executive Vice President and Chief Legal Officer of Euro-Nevada Mining Corporation from 1987 to 1999, when Euro-Nevada merged with Franco-Nevada.  Mr. Haase was also Chairman, Chief Executive Officer and Director of Gold Marketing Corporation of America, Inc., a physical gold export company, from 1994 to 2002.  Mr. Haase served as Vice Chairman of both Franco-Nevada Mining Corporation, Inc. (1990-2002) and Euro-Nevada Mining Corporation, Inc. (1990-1999). He was engaged in private law practice from 1971 to 1990 (the last nine years as senior and managing partner of M. Craig Haase Ltd., a law firm, and Haase and Harris Ltd., a law firm), with an emphasis in mining and commercial law and litigation.  Mr. Haase holds a J.D. from the University of Illinois and a Bachelor of Arts degree in Geology from Northwestern University.

Qualifications and Experience

Board Service — Currently Chairman of the CNG Committee and a Director of Royal Gold.  Previous board member of Newmont Mining (NYSE:NEM), Euro-Nevada (TSE:EN), Franco-Nevada (TSE:FN) and Gold Marketing Corporation of America.

Leadership Experience - Prior service as Chief Executive Officer, Executive Vice President and Chief Legal Officer of international mining companies.  Senior and managing partner of Haase and Harris, a law firm, from 1984 to 1990.

Industry and Mining Experience - More than 20 years of executive experience in the mining industry.

Law - Extensive experience as a practicing attorney, with more than 35 years representing numerous international mining companies in property management, acquisition and merger transactions, mining finance, capital acquisition, credit transactions, and litigation.

Geology - Research geologist with U.S. Army Corps of Engineers for two years.

Industry Association Participation - Past Director of Western State Colorado University Foundation; past Advisory Director of Professional Land and Resource Management Program at Western State Colorado University; past Vice Chairman of Hard Minerals Committee of the American Bar Association; past Trustee-at-Large of the Rocky Mountain Mineral Law Foundation and member of the Executive Committee; past Director of Nevada Mining Association; and past Director of Northwest Mining Association; member of the Nevada State, U.S. District Court, Ninth Circuit Court of Appeals, U.S. Tax Court, and U.S. Supreme Court bars.

C. KEVIN MCARTHUR	Class III Director Nominee (Term expires in 2017)

Independent Director since March 2014	Executive Chair, Director and CEO of Tahoe Resources Inc.
CNG Committee Member

Mr. McArthur, 60, founded Tahoe Resources Inc., and has been CEO since August 2015, Executive Chair since April 2015, and a director since 2009.  He previously served as President and CEO from 2009 to early 2014, and Vice Chair and CEO from early 2014 to April 2015.  He was President, CEO and a director of Goldcorp Inc. from 2006 until his retirement in 2008. He was President and Chief Executive Officer of Glamis Gold Ltd. from 1998 and served in a variety of management positions with Glamis until its acquisition by Goldcorp in 2006.  He also served as a director of (i) Consolidated Thompson Iron Mines Limited from 2009 until 2011, (ii) Cloud Peak Energy Inc. from 2009 until 2020, and (iii) Pembrook Mining Corp from 2009 to 2014.  Prior to working with Glamis, Mr. McArthur held various operating and engineering positions with BP Minerals and Homestake Mining Company.  Mr. McArthur holds a B.S. in Mining Engineering from the University of Nevada.

Qualifications and Experience

Board Service — Currently a member of the CNG Committee and a Director of Royal Gold.  He has also served as a director of Tahoe Resources Inc. (NYSE:TAHO; TSX, BVL:THO) since 2009, and is a past director of Goldcorp Inc. (TSX:G; NYSE:GG), Glamis Gold Inc., Consolidated Thompson Iron Mines Limited (TSX:CLM), Cloud Peak Energy Inc. (NYSE:CLD) and Pembrook Mining Corp.  Prior Board assignments included serving as the chairman of: the Pembrook audit committee, the Pembrook and Consolidated Thompson governance committees, the Cloud Peak health, safety, environment and communities committee and the Consolidated Thompson special committee during an M&A transaction, and serving on the Pembrook and Consolidated Thompson compensation committees and the Cloud Peak governance and nominating committees.

Leadership Experience - Extensive experience as a president and chief executive officer of international mining companies since 1998.  He founded and is Executive Chair and a director, and also served as President and CEO of Tahoe Resources Inc.; he served as President, CEO and a director of Goldcorp Inc.; he served as President and CEO of Glamis Gold Ltd; and served as a director of Consolidated Thompson Iron Mines Limited, Cloud Peak Energy Inc. and Pembrook Mining Corp.

Industry and Mining Experience - More than 15 years of CEO experience in the mining business; over 30 years of operational, senior management and executive experience in the mining industry including mine financing, mine construction and operations, mining engineering and mergers and acquisitions.

Business Development and Marketing — Extensive experience in corporate development for Tahoe Resources and previously, Goldcorp and Glamis Gold Ltd.

*JAMIE C. SOKALSKY	Class I Director Nominee (Term expires 2015)

Independent Director since August 2015	Retired Mining Executive
Audit Committee Financial Expert

Mr. Sokalsky, 58, is a member of the boards of directors of Pengrowth Energy Corporation and Agnico-Eagle Mines Limited, and is chairman of the board of directors of Probe Metals, Inc.  He served as chief executive officer and president of Barrick Gold Corporation from 2012 to 2014, and has held executive roles including treasurer (from 1993 to 1999), chief financial officer and executive vice president (from 1999 to 2012) of Barrick.  Mr. Sokalsky has over 20 years’ experience as a senior executive in the mining industry, including finance, corporate strategy, project development and mergers, acquisitions and divestitures.  He is a past member of the International Council on Mining and Metals and a past director of the World Gold Council.  Mr. Sokalsky holds a Bachelor of Commerce degree (Honors) from Lakehead University and holds a Chartered Professional Accountant designation.

Qualifications and Experience

Board Service — Mr. Sokalsky is currently a Director of Royal Gold.  He is also a member of the boards of directors of Pengrowth Energy Corporation (NYSE:PGH) and Agnico-Eagle Mines Limited (NYSE:AEM), and is chairman of the board of Probe Metals, Inc. (TSX-V:PRB).  Mr. Sokalsky is a past director of the World Gold Council and a past member of the International Council on Mining and Metals.

Leadership Experience — Over 30 years of senior executive experience in finance, capital markets, corporate strategy, project development, acquisitions and divestitures, including extensive board, CEO and CFO experience with international mining organizations, and board experience serving as a director for four public companies, two of which were metals mining companies.

International Mining Experience — More than 20 years’ experience in international gold producing operations, gold mining investment and venture capital fields.

Finance Experience — The Board of Directors has determined that Mr. Sokalsky is an Audit Committee Financial Expert.  He has extensive finance experience as treasurer and subsequently chief financial officer of Barrick Gold Corporation.

Business Development and Marketing — Extensive experience in corporate development for Barrick Gold Corporation.

CHRISTOPHER M.T. THOMPSON	Class III Director Nominee (Term expires 2017)

Independent Director since May 2014	Retired Mining Executive
Audit and Finance Committee Member
Audit Committee Financial Expert

Mr. Thompson, 67, is a member of the board of Jacobs Engineering Group Inc.  He is also a member of the Colorado School of Mines Foundation Board of Governors. He was a director of Teck Resources from 2003 to April 2015, and a director of Golden Star Resources from 2010 to May 2015.  Mr. Thompson served as the Chairman of Gold Fields Limited from 1998 to 2005 and as Chairman and CEO from 1998 to 2002. He was Chairman of the World Gold Council from 2002 to 2005. From 1992 to 1998 he was the Founder and CEO of Castle Group, which managed three venture capital funds that employed various structures, including royalties, to finance the development of new gold mines.  Mr. Thompson received his undergraduate Bachelor’s degree in law and economics from Rhodes University, South Africa, and a Master’s Degree in Management Studies from Bradford University in the UK.

Qualifications and Experience

Board Service — Currently a member of the Audit and Finance Committee and a Director of Royal Gold.  Also currently a member of the board of Jacobs Engineering (NYSE:JEC), and a member of the Colorado School of Mines Foundation Board of Governors.  Previously, he served as a director of Teck Resources (NYSE:TCK) and of Golden Star Resources (NYSEMKT:GSS), and he served as chairman of Gold Fields Limited (NYSE:GFI) and was chairman of the World Gold Council.

Leadership Experience — Extensive board and CEO experience with international mining organizations since 1985 and board experience in serving as a director for over 25 public gold mining companies.

International Mining Experience — More than 40 years’ experience in international gold producing operations, gold mining investment and venture capital fields.

Finance Experience — The Board of Directors has determined that Mr. Thompson is an Audit Committee Financial Expert.  Extensive experience evaluating new mining projects; member of the Company’s Audit and Finance Committee; member of the audit committee for Jacobs Engineering; founder and CEO of Castle Group which managed three venture capital funds that employed various structures, including royalties, to finance development of new gold mines.

Business Development and Marketing — Extensive experience in corporate development for Gold Fields, Castle Group and numerous board positions.

RONALD J. VANCE	Class II Director (Term expires 2016)

Independent Director since April 2013	Retired Mining Executive
CNG Committee Member

Mr. Vance, 63, retired as Senior Vice President, Corporate Development for Teck Resources Limited in early 2014, which position he held since 2006.  From March 2000 to December 2005, he was Managing Director/Senior Advisor of Rothschild Inc. and from October 1991 to February 2000 he was Managing Director of Rothschild (Denver) Inc.  Mr. Vance served as Vice President Project Development from 1989 to 1991 and Vice President Marketing from 1983 to 1989 for Newmont Mining Corporation.  From 1978 to 1983 he was Director, Copper Sales and Manager, Specialty Copper Sales for Amax Copper Inc.  Mr. Vance holds a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hobart College.

Qualifications and Experience

Board Service — Currently a member of the CNG Committee and a Director of Royal Gold.

Finance and International Business Experience — Expertise in managing the generation, negotiation and execution of complex, large-scale transactions.  Experience in building strategic commercial relationships with a broad range of international companies and developing and executing corporate and structured financing arrangements.

Leadership Experience — Extensive experience as a senior executive of international mining companies and Managing Director of an investment banking team.

Industry and Mining Experience - More than 20 years of executive experience in the mining industry.

Business Development and Marketing — Extensive experience in corporate development, strategic planning, project development and marketing of precious metals.

SUMMARY OF DIRECTOR QUALIFICATIONS AND EXPERIENCE

DIRECTOR QUALIFICATIONS AND EXPERIENCE	Gordon J. Bogden	M. Craig Haase	William M. Hayes	Tony A. Jensen	C. Kevin McArthur	Jamie C. Sokalsky	Christopher M.T. Thompson	Ronald J. Vance
Audit Committee Financial Expert	•		•			•	•
Board Service on Public Companies	•	•	•	•	•	•	•	•
Business Development and Marketing	•		•	•	•	•	•	•
CEO/Administration and Operations Experience	•	•	•	•	•	•	•
Corporate Governance Experience	•	•	•	•	•	•	•	•
Finance Experience	•		•	•	•	•	•	•
Geology, Geophysics and Mining Engineering	•	•		•	•
Industry and Mining Experience	•	•	•	•	•	•	•	•

DIRECTOR QUALIFICATIONS AND EXPERIENCE (continued)	Gordon J. Bogden	M. Craig Haase	William M. Hayes	Tony A. Jensen	C. Kevin McArthur	Jamie C. Sokalsky	Christopher M.T. Thompson	Ronald J. Vance
Industry Association Participation		•	•	•		•	•
International Business Experience	•	•	•	•	•	•	•	•
Leadership Experience	•	•	•	•	•	•	•	•
Legal and Compliance Experience		•
Reputation in the Industry	•	•	•	•	•	•	•	•
Risk Management	•	•	•	•	•	•	•	•

BOARD OF DIRECTORS COMPOSITION AND PRACTICES

Meetings and Attendance

During the fiscal year ended June 30, 2015 (“fiscal year 2015”), the Board of Directors held four regular meetings, one of which included executive sessions of the independent Directors, four special meetings and took action four times by unanimous written consent.  Each Director attended, in person or by telephone, at least 75% of the aggregate number of meetings of the Board of Directors and of the Committee(s) of the Board of Directors on which he served.  It is the Company’s policy that each Director attends each Annual Meeting.  All of the Directors, except Mr. Sokalsky (who had not yet joined the Board), attended last year’s Annual Meeting.

Independence of Directors

The Board of Directors has determined that each Director, except for Mr. Jensen, who is the President and Chief Executive Officer of the Company, is “independent” under the listing standards of the NASDAQ Stock Exchange (“NASDAQ”).  The Board of Directors has determined that the Directors designated as “independent” have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a Director.

Board Structure

The Board of Directors does not have a prescribed policy on whether the roles of the Chairman and Chief Executive Officer should be separate or combined, but recognizes the value to the Company of having a non-executive Chairman.  Mr. Hayes has served as Chairman of the Board since May 2014, as Chairman of the Audit and Finance Committee since November 2013, and as a Director of the Company since 2008.  The Board of Directors has determined that Mr. Hayes is “independent” under the NASDAQ listing standards and that no relationship exists that would impair Mr. Hayes’s independence.

The Board believes its leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent Directors.

On December 31, 2012, a new Toronto Securities Exchange (“TSX”) requirement took effect, providing that all directors of a TSX listed company must stand for re-election at each annual general meeting of stockholders.  Royal Gold applied for and received a waiver of this requirement from the TSX in 2013 and an extension of the waiver in 2014 and 2015, subject to disclosing receipt of the waiver in this Proxy Statement.  The annual election of each director is not required under the laws of Delaware or NASDAQ rules.

Board Orientation

The Company has a well-developed Board orientation program to efficiently introduce new directors to the Company, and the Company expeditiously assimilated Mr. Sokalsky into Board operations when he became a Director of the Company in August 2015.

Board Composition and Qualifications

Every Director of the Company has corporate governance, industry and mining, leadership and risk management experience, in addition to other qualifications and expertise responsive to the needs of the Company.

Board Self-Assessments

The Board and Committees conduct annual self-assessments to evaluate the qualifications, experience, skills and balance of the Board and each Committee and to ensure that the Board and each Committee is working effectively.

Board Oversight of Risk Management

The Board of Directors has overall responsibility for risk oversight with a focus on the most significant risks facing the Company.  The Board of Directors relies upon the President and Chief Executive Officer to supervise day-to-day risk management.  The President reports directly to the Board and certain Board Committees on such matters, as appropriate.

The Board of Directors delegates certain oversight responsibilities to its Committees.  For example, while the primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations, and ethics rests with the management of the Company, the Audit and Finance Committee provides risk oversight with respect to the Company’s financial statements, the Company’s compliance with certain legal and regulatory requirements and corporate policies and controls, and the independent auditor’s selection, retention, qualifications, objectivity and independence.  Additionally, the Compensation, Nominating and Governance Committee provides risk oversight with respect to the Company’s compensation program, governance structure and processes, the Company’s compliance with certain legal and regulatory requirements, and succession planning.

The Board also oversees a robust enterprise risk management program to identify, define, manage and, when necessary, mitigate risks confronting the Company.  The enterprise risk management program is managed, reviewed and updated by management on an ongoing basis, and reviewed by the Board of Directors quarterly.

Audit and Finance Committee (“AF Committee”)

The AF Committee is a standing committee of the Board of Directors, consisting of William M. Hayes, as Chairman, Gordon J. Bogden and Christopher M.T. Thompson.  All members of the AF Committee are independent under the NASDAQ listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended.  The Board of Directors has determined that each of Messrs. Hayes, Bogden and Thompson is an “audit committee financial expert” as that term is defined in Item 407(d) of Regulation S-K.  As an “audit committee financial expert,” Messrs. Hayes, Bogden and Thompson satisfy the NASDAQ financial literacy and sophistication requirements.

The AF Committee held five meetings during fiscal year 2015.  The Audit and Finance Committee Charter is available on the Company’s website at www.royalgold.com under “Governance — Committees.”

The AF Committee assists the Board of Directors in its oversight of the integrity of the Company’s financial statements and compliance with legal and regulatory requirements and corporate policies and controls.  The AF Committee has the direct responsibility to retain and terminate the Company’s independent registered public accountants, review reports of the independent registered public accountants, approve all auditing services and related fees and the terms of any agreements, and to pre-approve any non-audit services to be rendered by the Company’s independent registered public accountants.  The AF Committee monitors the effectiveness of the audit process and the Company’s financial reporting, reviews the adequacy of financial and operating controls and evaluates the effectiveness of the AF Committee.  The AF Committee is responsible for confirming the independence and objectivity of the independent registered public accountants.  The AF Committee is also responsible for preparation of the AF Committee report for inclusion in the Company’s Proxy Statement.

The AF Committee also reviews and provides oversight of the Company’s financial strategy, capital structure and liquidity position, including review and oversight of transactions involving public offerings of the Company’s equity and debt securities, transactions involving material debt obligations, dividend policies and practices, liquidity and cash flow position, tax strategy and tax compliance, and investment policies and strategy.  The AF Committee also reviews and provides oversight of transactions and expenditures specifically delegated to it by the Board of Directors and performs such other financial oversight responsibilities as the Board of Directors may request.

In addition, the AF Committee reviews and approves all related-party business transactions in which any of the Company’s officers, Directors or nominees for Director have an interest and that may be required to be reported in the Company’s periodic reports and reports to the full Board of Directors about whether it has approved such a transaction.  The standards applied by the AF Committee when reviewing and approving related-party transactions are found in the Audit and Finance Committee Charter, which provides, in pertinent part, that “the Audit and Finance Committee shall review and approve any related-party business transactions, preferably in advance, in which the corporation’s officers or Directors have an interest and that would be required to be reported by the corporation in its periodic reports pursuant to the rules and regulations of the SEC.”  Beyond this, when reviewing and approving transactions with related persons, the AF Committee will use applicable standards under Delaware law to approve or reject related-party transactions, including disinterested Director approval based on fairness to the Company and the best interests of the Company and its stockholders.

Compensation, Nominating and Governance Committee (“CNG Committee”)

The Board of Directors has a standing CNG Committee.  The CNG Committee consists of M. Craig Haase, as Chairman, C. Kevin McArthur and Ronald J. Vance.  All members of the CNG Committee are considered “outside Directors,” as defined under Section 162(m) of the Internal Revenue Code, “non-employee” Directors, as defined under Rule 16b-3 under the Securities Exchange Act of 1934, and each member is independent under applicable NASDAQ listing standards.

The CNG Committee held five meetings during the fiscal year and took action twice by unanimous written consent.  The CNG Committee Charter is available on the Company’s web site at www.royalgold.com under “Governance — Guidelines & Policies.”

The CNG Committee oversees the Company’s compensation policies, plans and programs; it reviews and determines the compensation to be paid to executive officers; and it recommends compensation to be paid to the Company’s Directors (which is approved by the full Board). The CNG Committee also administers and implements the Company’s incentive compensation and equity-based plans.  The CNG Committee is responsible for overseeing the preparation of the Compensation Discussion and Analysis and preparing the report on executive compensation for public disclosure in the Company’s Proxy Statement.

The CNG Committee may form subcommittees and delegate to its subcommittees such power and authority as it deems necessary or advisable.  The CNG Committee has no current intention to delegate any of its authority with respect to determining executive officer compensation to any subcommittee.  The CNG Committee does not delegate its responsibilities with respect to executive compensation to any executive officer of the Company.

In addition to compensation matters, the CNG Committee also identifies or reviews individuals proposed to become members of the Board of Directors and recommends Director nominees.  In selecting Director nominees, the CNG Committee assesses the nominee’s independence and considers his or her experience and areas of expertise, including experience in the mining industry, diversity, perspective, broad business judgment and leadership, personal qualities and reputation in the business community, and ability and willingness to commit adequate time to Board and Committee matters, all in the context of the perceived needs of the Board of Directors at that time.  The Company does not have a separate policy regarding the consideration of diversity in selecting Director nominees.  However, the CNG Committee considers a diverse range of criteria in nominee selection including social, technical, political, management, legal, governance, finance and broader business experience as well as other areas of expertise.  These matters are considered through discussions at CNG Committee meetings.

The CNG Committee will consider Director candidates recommended by stockholders using the same criteria outlined above, provided such written recommendations are submitted to the Vice President, General Counsel and Secretary of the Company in accordance with the advance notice and other provisions of the Company’s Bylaws.

The CNG Committee also advises the Board of Directors regularly on various corporate governance matters and principles, including regulatory actions impacting the Company.  The CNG Committee reviews the content of and compliance with the Company’s Board of Directors Governance Guidelines annually.

Compensation Committee Interlocks and Insider Participation

None of the members of the CNG Committee are or have been officers or employees of the Company.  No interlocking relationship existed between our Board of Directors or our CNG Committee and the Board of Directors or compensation committee of any other company during fiscal year 2015.

Communication with Directors

Any stockholder who desires to contact the Company’s Board of Directors may do so by writing to the Vice President, General Counsel and Secretary, Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202.  Any such communication should state the number of shares beneficially owned by the stockholder making the communication.  The Vice President, General Counsel and Secretary will forward any such communication to the Chairman of the CNG Committee, and will forward such communication to other members of the Board of Directors as appropriate, provided that such communication addresses a legitimate business issue.  Any communication relating to accounting, auditing or fraud will be forwarded to the Chairman of the AF Committee.

Code of Business Ethics and Conduct

The Company adopted a Code of Business Ethics and Conduct (the “Code”) applicable to all of its Directors, officers and employees, including the President and Chief Executive Officer, the Chief Financial Officer and Treasurer, and other persons performing financial reporting functions.  The Code is reviewed on a yearly basis. The Code is available on the Company’s website at www.royalgold.com under “Governance — Guidelines & Policies.”  The Code is designed to deter wrongdoing and promote (a) honest and ethical conduct; (b) full, fair, accurate, timely and understandable disclosures; (c) compliance with laws, rules and regulations; (d) prompt internal reporting of Code violations; and (e) accountability for adherence to the Code.  The Company will post on its website any amendments to, or waivers from, any provision of the Code.

Board Governance Guidelines

The Board of Directors, upon recommendation from the CNG Committee, adopted Board of Directors’ Governance Guidelines to assist the Board of Directors in the discharge of its duties and to serve the interests of the Company and its stockholders.  The Board of Directors Governance Guidelines are reviewed on a yearly basis.  The Board of Directors Governance Guidelines are available on the Company’s website at www.royalgold.com.

Anti-Hedging, Anti-Pledging and Short Sale Policies

The Company’s insider trading policy prohibits Directors, the Company’s executive officers and employees on the Company’s restricted trading list from trading in the Company’s common stock on a short term basis, purchasing the Company’s common stock on margin, short sales of Company stock, buying or selling put or call options or other derivative securities relating to Company stock, engaging in hedging or monetization transactions, such as collars, equity swaps, prepaid variable forwards and exchange funds with respect to the Company’s common stock, pledging Company stock as security for any obligation, participating in investment clubs that invest in the Company’s securities, holding the Company’s securities in a margin account, and, other than pursuant to a qualified trading plan, placing open orders (i) of longer than three business days or (ii) ending after a trading window has closed.

Trading Controls

Directors, executive officers and employees on the Company’s restricted trading list are required to receive the permission of the Company’s Vice President, General Counsel and Secretary prior to entering into any transactions in Company securities, including gifts, grants and transactions involving derivatives.  Generally, trading is permitted only during open trading periods.  Directors, executive officers and employees on the Company’s restricted trading list may enter into a trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.  These trading plans may be entered into only during an open trading period and must be approved by the Company.

Certain Relationships and Related Transactions

The AF Committee’s charter requires it to approve or ratify certain transactions involving the Company and “related persons,” as defined under the relevant SEC rules.  Any transaction with a related person, other than transactions available to all employees generally or involving aggregate amounts of less than $120,000, must be approved or ratified by the AF Committee.  The policy applies to all executive officers, Directors and their family members and entities in which any of these individuals has a substantial ownership interest or control.

Director Compensation

Royal Gold’s compensation for non-employee Directors is designed to reflect current market trends and developments with respect to compensation of board members. The Company does not have a retirement plan for non-employee Directors.  Executive officers who are also Directors are not paid additional compensation for their services on the Board of Directors. Therefore, Mr. Jensen, as President and Chief Executive Officer, does not receive any compensation for his services as a Director.

The CNG Committee is responsible for evaluating and recommending to the independent members of the Board of Directors the compensation for non-employee Directors.  The independent members of the Board of Directors approve non-employee Director compensation based on the recommendation of the CNG Committee.

Director Compensation Peer Group Benchmarking

In May 2013, the CNG Committee retained Frederic W. Cook & Co., Inc. (“Cook”) to review Director compensation for fiscal year 2015.  Cook presented a Director compensation benchmark study to the CNG Committee in July 2014 (the “July 2014 Study”), which reviewed annual cash retainers, fees for attending Board and committee meetings, fees for committee membership, and the annualized present value of equity compensation for a benchmark peer group. Royal Gold’s philosophy regarding Director compensation aligns with its philosophy toward executive compensation—with a higher proportion of compensation in equity than cash.  The July 2014 Study recommended only minor adjustments to maintain the appropriate weighting between cash and equity compensation.

2014 Royal Gold Board Compensation Peer Benchmarking, Average

Per Director More Heavily Weighted Towards Equity

	Actual	Peer Median
Cash Compensation	$95,000	$111,000
Equity Compensation	$177,000	$125,000
Combined Cash + Equity	$272,000	$236,000

Fiscal Year 2015 Director Compensation Program

Based on the July 2014 Study, the increased business demands of the Company, and the CNG Committee’s recommendations, the Board of Directors modified the non-employee Directors’ fiscal year 2015 cash compensation effective beginning July 1, 2014.  The following table describes the components of the Company’s Director compensation program that became effective July 1, 2014.

Compensation Element	2015 Compensation Program
Annual Board Retainer	$60,000
Annual Equity Retainer	$162,344 in Restricted Stock*
Board and Committee Meeting Fees	$1,500 / Meeting Attended
Annual Board Chairman Retainer	$115,000
Annual Committee Chairman Retainer**	$15,000

* On August 28, 2014, each non-employee Director was granted 2,144 shares of restricted stock.  Half of these shares vested immediately upon grant and the remaining half of these shares vested on the first anniversary of the grant date.

** Includes chairmanship for each of the AF Committee and the CNG Committee.

Fiscal Year 2015 Director Compensation

The following table provides information regarding compensation of the Company’s non-employee Directors in fiscal year 2015.  Amounts shown for each Director vary due to service on committees or as committee chairs.  The annual retainers for fiscal year 2015 were paid in cash on a quarterly basis.

Director	Paid in Cash(a)	Stock Awards(b)	Total
	($)	($)	($)
Gordon J. Bogden	$78,000	$163,909	$241,909
M. Craig Haase	$94,500	$163,909	$258,409
William M. Hayes(c)	$213,250	$163,909	$377,159
C. Kevin McArthur	$79,500	$163,909	$243,409
Christopher M.T. Thompson	$75,000	$163,909	$238,909
Ronald J. Vance	$79,500	$163,909	$243,409

(a) Amount of cash compensation earned for Board and Committee service in fiscal year 2015.

(b) The amounts shown represent the total grant date fair value, determined in accordance with Accounting Standards Codification (“ASC”) 718, of restricted stock awards in fiscal year 2015. Amounts shown do not represent cash payments made to the individuals, amounts realized or amounts that may be realized. Refer to Note 8 to the Company’s consolidated financial statements contained in the Company’s 2015 Annual Report on Form 10-K filed with the SEC on August 6, 2015, for a discussion on the valuation of the restricted stock awards. In accordance with ASC 718, the grant date fair value for each restricted stock award in fiscal year 2015 was $76.45, which was the closing price of Royal Gold’s common stock on the NASDAQ Global Select Market on August 28, 2014, the date of grant. Restricted stock awards related to continued service for non-employee Directors vest 50% immediately upon grant and 50% on the first anniversary of the date of the grant.  As of June 30, 2015, each of Messrs. Bogden, Haase, Hayes, McArthur, Thompson and Vance held 1,072 shares of restricted stock.

(c) Includes an additional annual retainer of $3,750 for services as a Director of RG Finance (Barbados) Limited, a wholly-owned subsidiary of the Company.

Cash Compensation

For fiscal year 2015, each non-employee Director of the Company received an annual retainer of $60,000 for service as a Director and an additional $1,500 for each Board of Directors meeting attended, either in person or via telephone. The Chairman of the AF Committee and the Chairman of the CNG Committee each received an annual fee of $15,000 for their service as chairman of their respective committees. Each member of the AF Committee and the CNG Committee received $1,500 for each meeting attended, either in person or via telephone.  The Chairman of the Board received an annual fee of $115,000 for his service as Chairman of the Board of Directors.

Equity Compensation

On August 28, 2014, each non-employee Director was granted 2,144 shares of restricted stock. Half of the shares of restricted stock vested immediately upon grant and the remaining half of the shares of restricted stock vested on the first anniversary of the grant date.  No stock option awards were granted to non-employee Directors during fiscal 2015.

Expenses

Non-employee Directors are reimbursed for all of their out-of-pocket expenses incurred in connection with the business and affairs of the Company.

Director Stock Ownership Guidelines

All non-employee Directors are encouraged to have a significant long-term financial interest in the Company. To encourage alignment with the interests of stockholders, each non-employee Director is expected to own shares of Royal Gold common stock equal in value to ten times the annual cash retainer. Non-employee Directors have five years from the date of their respective first restricted stock grant to meet ownership targets. All of the Directors exceed their ownership guidelines except Mr. McArthur (joined the Board in March 2014), Mr. Sokolsky (joined the Board in August 2015), and Mr. Vance (joined the Board in April 2013).

Role	Guideline Value of Common Stock to be Owned
Directors	10x Annual Retainer

All non-employee Directors are required to hold 50% of the shares of common stock acquired pursuant to any equity grant, net of any shares sold to cover withholding taxes, until they meet their ownership target.

Proposal #2: Ratification of Appointment of the Independent Auditors for 2016

Independent Registered Public Accountants

The AF Committee and the Board of Directors seek stockholder ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2016.

The ratification of the appointment of Ernst & Young LLP is being submitted to the stockholders because the AF Committee and the Board of Directors believe this to be a good corporate practice. Should the stockholders fail to ratify this appointment, the AF Committee will review the matter.

Representatives of Ernst & Young LLP are expected to attend the Annual Meeting.  They will have an opportunity to make a statement, if they so desire, and will have an opportunity to respond to appropriate questions from the stockholders.

Fees for services rendered by Ernst & Young LLP for the fiscal years ended June 30, 2015 and 2014 are as follows:

•            Audit Fees.  Audit fees paid to Ernst & Young LLP were $525,058 and $473,913 for the fiscal years ended June 30, 2015 and 2014, respectively.  Included in this category are fees associated with the audits of the Company and certain foreign subsidiaries’ annual financial statements and review of the Company’s quarterly financial statements.  Audit fees also include fees associated with the audit of management’s assessment and operating effectiveness of the Sarbanes Oxley Act, Section 404, internal control reporting requirements.

•            Audit-Related Fees.  There were no audit-related fees paid to Ernst & Young LLP for the fiscal years ended June 30, 2015 and 2014.

•            Tax Fees.  Tax fees paid to Ernst & Young LLP for tax-related services were $349,023 and $463,033 for the fiscal years ended June 30, 2015 and 2014, respectively.  Included in this category are fees associated with tax compliance, tax return preparation and certain tax consulting services provided to the Company.  Of the total tax fees paid during fiscal year 2015, $170,336 was paid for tax compliance and tax return preparation services and $178,687 was paid for tax consulting services primarily for the Company’s subsidiaries.  All tax fees during fiscal year 2014 were for tax compliance, tax return preparation and certain tax consulting services provided to the Company.

•            All Other Fees.  Other fees paid to Ernst & Young LLP for the fiscal years ended June 30, 2015 and 2014 were $29,768 and $71,902, respectively.  Included in this category are fees associated with the ongoing servicing of the Company’s global mobility policies.

Pre-Approval Policies and Procedures

The AF Committee adopted a policy that requires advance approval for all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the AF Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit and Finance Committee must approve the permitted service before the independent auditor is engaged to perform such service.  The AF Committee delegated to the Chairman of the AF Committee authority to approve certain permitted services, provided that the Chairman reports any such decisions to the AF Committee at its next scheduled meeting. The AF Committee pre-approved all of the services described above for the Company’s 2014 fiscal year.

VOTE REQUIRED FOR APPROVAL

The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to ratify the appointment of Ernst & Young LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY.

AUDIT AND FINANCE COMMITTEE AND RELATED MATTERS

The information contained in the following Audit and Finance Committee Report shall not be deemed “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

Audit and Finance Committee Report

The Audit and Finance Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2015, and the Company’s reporting processes, including internal control over financial reporting, with the Company’s management.  The Audit and Finance Committee has discussed with Ernst & Young LLP, the Company’s independent registered public accountants for fiscal year 2015, the matters required to be discussed by the applicable Public Company Accounting Oversight Board standards.  The Audit and Finance Committee has also received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Company’s Audit and Finance Committee concerning independence and the Audit and Finance Committee has discussed the independence of Ernst & Young LLP with the Company.

Based on the review and discussions with the Company’s auditors and our management, the Audit and Finance Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, for filing with the United States Securities and Exchange Commission.

This Report has been submitted by the following independent Directors, who comprise the Audit and Finance Committee of the Board of Directors:

William Hayes, Chairman   •   Gordon J. Bogden   •   Christopher M.T. Thompson

Proposal #3: Advisory Vote on Compensation of Named Executive Officers

We seek stockholder approval of an advisory resolution on the compensation of our NEOs as described in the Compensation Discussion and Analysis, the compensation tables and related narrative discussion included in this Proxy Statement.  This proposal, commonly known as a “Say on Pay” proposal, gives stockholders the opportunity to approve, reject or abstain from voting with respect to our fiscal year 2015 executive compensation programs and policies and the compensation paid to the NEOs.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs as described in this Proxy Statement.

The Board recommends a “FOR” vote because it believes that our compensation policies and practices are effective in achieving the Company’s goals of paying a competitive salary, providing attractive annual and long-term incentives to reward growth and linking management interests with stockholder interests.

Key characteristics of our fiscal year 2015 executive officer compensation program include the following:

•                  Over 70% of our executive officers’ total direct compensation for fiscal 2015 was performance based.  Cash bonuses could only be awarded and performance-based restricted stock could only vest if the Company achieved at least $175 million in Adjusted EBITDA (defined by the Company to mean earnings before interest, taxes, depreciation and amortization, and other non-cash charges); and performance stock awards will vest only if the Company achieves 10% compound annual growth in adjusted free cash flow per share, or 25% increments thereof.

•                  The Company’s executive stock ownership program requires each of the Company’s NEOs to own a number of shares valued at a multiple of his or her salary to assure that their interests are aligned with those of our stockholders.

•                  The Company believes perquisites for executives should be extremely limited in scope and value and, therefore, does not provide perquisites or other special benefits to the executive officers.

•                  The Company’s 2004 Omnibus Long-Term Incentive Plan (“2004 LTIP”) expressly prohibits the re-pricing of stock options.

•                  The Company’s executives may participate in our SARSEP Plan on the same terms as other eligible employees.  The Company does not maintain a defined pension benefit plan.

•                  The employment agreements between the Company and the NEOs do not provide for excise tax gross-ups for change-in-control provisions.

•                  The Company applies a “double trigger” approach to vesting awards made under the Company’s 2004 LTIP in the event of a change-in-control.  This means that vesting of these awards is accelerated upon a change-in-control only if the executive is also terminated under certain circumstances.

Stockholders are asked to approve the following advisory resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

Although the vote on this proposal is advisory only, the CNG Committee will review and consider the voting results when evaluating our executive compensation program.

VOTE REQUIRED FOR APPROVAL

The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

Compensation Discussion and Analysis

The information contained in the following Compensation, Nominating and Governance Committee Report shall not be deemed “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

Compensation, Nominating and Governance Committee Report

The Compensation, Nominating and Governance Committee of the Board of Directors has reviewed and discussed with management the following Compensation Discussion and Analysis.  Based on this review and discussion, the Compensation, Nominating and Governance Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s annual report on Form 10-K for fiscal 2015, and the Board of Directors has approved that recommendation.

This report is provided by the following independent Directors, who comprise the Compensation, Nominating and Governance Committee:

M. Craig Haase, Chairman    •    C. Kevin McArthur     •    Ronald J. Vance

EXECUTIVE SUMMARY

Our executive compensation program is specifically designed to recruit, retain and reward high-performing executive officers who will:  (1) drive company growth and profitability, (2) increase long-term value for our stockholders, (3) manage the Company in a responsible manner, and (4) maintain the Company’s reputation for management excellence.  Compensation is closely linked to performance when awarding variable pay elements, such as the annual cash bonus and long-term incentive plans, which are made in accordance with the Company’s 2004 Omnibus Long-Term Incentive Plan, as amended (“2004 LTIP”).

Royal Gold’s Compensation Objectives

The CNG Committee is responsible for, among other things, setting and administering our compensation philosophy, objectives and design, and administering the policies governing the compensation of our executive officers, including our current named executives officers:  Ms. Anderson and Messrs. Jensen, Wenger, Heissenbuttel and Kirchhoff.  The CNG Committee adopted the following compensation objectives:

•            Attract and retain the highest caliber personnel on a long-term basis;

•            Link rewards to sustainable business results;

•            Emphasize creation of long-term stockholder value and achievement of strategic objectives;

•            Discourage excessive risk-taking; and

•            Encourage creativity and innovation.

Compensation Design Approach

The CNG Committee aims to provide a portfolio of compensation elements to executives, including base salary, annual cash bonus and long-term equity incentives. The majority of target compensation is offered in variable pay, with an emphasis on long-term equity, to best align our executives with stockholder interests:

•            Over 70% of total direct compensation (“TDC”), comprised of base salary, annual cash bonus and long-term equity incentives, is performance-based and not guaranteed;

•            Short-term incentives (“STI’s”) are tied to specific business goals;

•            Long-term incentives (“LTI’s”) are aligned with stockholder interests and vest over a multi-year period; and

•            We benchmark our executives’ compensation against peers in our industry that are similar to our business model, market capitalization, EBITDA and correlation to gold price.

Table 1 - NEO Compensation Design Elements for FY2015

Pay Element	Salary	Bonus	Performance Shares	Restricted Shares	Options	Stock Appreciation Rights
Type of Performance	Short-Term		Long-Term

How Payout is Determined	CNG Committee with advice from independent compensation consultants and input from management	$175m Adjusted EBITDA Hurdle and Key Performance Measure* Outcomes	10% Compound Annual Growth in Adjusted Free Cash Flow per Share	$175m Adjusted EBITDA hurdle and continued employment	Stock price appreciation and continued employment

When Granted	Annually

*Key performance measures are revenue growth, cost containment, financial strength, asset protection, governance, and marketing.  See page 28 for additional details.

For fiscal 2016, we will further enhance the transparency and pay-for-performance alignment of our compensation program with a new bonus scorecard and new performance share measures, which, in each case, align our executives’ interests more directly with our stockholder interests.

Fiscal Year 2015 Highlights

Fiscal Year 2015 Key Success Factors

The 2015 fiscal year was successful for Royal Gold; we achieved one-year total shareholder return (“TSR”) in the 82nd percent rank of our peer group.  Additionally:

•                  We achieved record volume of nearly 200,000 net gold equivalent ounces of production, and revenue increased 17% despite declining gold prices.  We reported record net volume growth as Mount Milligan continued to ramp up and Peñasquito delivered excellent operating results;

•                  We delivered record operating cash flow of $192.1 million, an increase of 31% over the prior year;

•                  We ended fiscal 2015 financially robust with over $1.4 billion in liquidity in working capital, including a $650 million untapped credit facility that was expanded from $450 million in early 2015;

•                  We returned over $56 million to stockholders in the form of dividends, which equates to approximately 29% of operating cash flow.  It was our 14th consecutive year of increasing dividends;

•                  We announced a gold stream transaction with Golden Star Resources, and acquired a gold stream on Euromax Resources’ Ilovica project in Macedonia;

•                  We entered into a joint venture for exploration and advancement of the Tetlin gold project located near Tok, Alaska; and

•                  We laid the groundwork for three significant transactions to occur in early fiscal 2016.

Changes Made in Response to Investor Feedback and Governance Reviews

We view stockholder engagement as a year-round activity.  At our November 2014 annual meeting, stockholders showed support for our executive compensation philosophy, policies and practices, with approximately 72.6% of the total number of votes cast in approval of our executive compensation plan.  While greater than a majority supported our plan, the vote fell below our aspirations. In response, at the request of the CNG Committee, members of our management team engaged with several of our largest stockholders during ensuing months to solicit their input and feedback.  These discussions generally confirmed appreciation for our enhanced compensation disclosure and support for our approach to pay for performance.  Importantly, our largest stockholders also told us emphatically that they agree with evaluating our compensation against companies we believe to be our peers — companies having comparable market capitalization in the precious metal mining and royalty business, where revenues are generally correlated with gold price performance.

The table below provides a summary of the changes we made to our executive compensation plan on a go-forward basis, starting with fiscal 2016, in response to the feedback received from these stockholders and in accordance with the advice provided to the CNG Committee by its independent compensation consultant, Hugessen Consulting Inc. (“Hugessen”).

What Stockholders Told Us Was Important	What We Did in Response to Stockholder Feedback

Simplify the program and enhance transparency of our annual bonus calculations	Developed a bonus scorecard with pre-determined performance metrics and targets

Reduce multiple vesting opportunities for the performance shares	Introduced three-year vesting for one-half of performance shares

Adopt relative total shareholder return (“TSR”) as a performance measure; consider multiple performance measures	Adopted relative TSR as one of two measures for performance shares; adopted growth in net revenue (expressed in terms of growth in production volume) as second performance share measure

Link performance measures to specific strategic objectives that our stockholders value: a balance of growth and financial discipline

Added production growth targets to both bonus scorecard and performance share measures. Incorporated operating cash flow multiple as a bonus measure, which measures our market value relative to peers and directly reflects production performance, financial discipline and portfolio quality

Benchmark against peers in the precious metals industry who have a similar correlation to gold price, with a similar market capitalization	Maintained current Royal Gold selected peer group, which reflects companies of similar market capitalization in the precious metals industry

We highlight some of these changes throughout our Compensation Discussion and Analysis.  Look for “New for Fiscal Year 2016” headings below, and for more detailed discussion in our 2016 proxy statement.

We intend to continue soliciting stockholder feedback to our executive compensation plan by holding an advisory vote on an annual basis, and the CNG Committee will continue to consider the results of this process in evaluating our philosophy, policies and practices, and when making future compensation decisions for our NEOs.  Further, we intend to seek an advisory vote on the frequency of our advisory vote on executive compensation at our annual meeting to be held in 2017 and, taking into account the feedback from that vote, we will reevaluate the frequency of our executive compensation vote at that time.

COMPENSATION BEST PRACTICES

Retention of Compensation Best Practices Already in our Plan

Our largest stockholders told members of our management team during fiscal year 2014 that many components of our existing executive compensation plan align with governance best practices, so we continued these components in fiscal 2015.

What We Do:

•                  Over 80% of our CEO’s total direct compensation and over 70% of our other NEOs’ total direct compensation for fiscal 2015 was performance-based and not guaranteed.

•                  We use a peer group of gold-focused companies of comparable market capitalization, EBITDA and correlation to gold prices to benchmark performance and compensation levels.

•                  The Company’s NEOs are subject to robust stock ownership guidelines to assure that their interests are aligned with those of our stockholders.

•                  We apply a “double trigger” approach to vesting awards made under the 2004 LTIP in the event of a change-in-control.  This means that vesting of these awards is accelerated upon a change-in-control only if the executive is also terminated under certain circumstances or if outstanding awards are not assumed by the acquirer following a change-in-control.

•                  The Board of Directors sets challenging short and long-term goals focused on generating long-term returns for stockholders.

•                  We engage with stockholders to solicit feedback on our compensation and governance programs and any other areas of concern.

•                  We continually monitor our compensation programs to assess and mitigate any compensation-related risks.

What We Don’t Do:

•                  We do not guarantee salary increases or annual cash bonuses for our NEOs.

•                  We do not provide perquisites or other special benefits to the executive officers.

•                  The Company’s 2004 LTIP expressly prohibits the re-pricing of stock options.

•                  We prohibit our officers and Directors from hedging or pledging Royal Gold stock.

•                  The Company does not maintain a defined pension benefit plan or any special executive retirement plans. Our executives may participate in a Salary Reduction/Simplified Employee Pension Plan on the same terms as other eligible employees.

•                  The employment agreements between the Company and the NEOs do not provide for excise tax gross-ups of any kind, including for change-in-control payments.

COMPENSATION DETERMINATIONS

Our Process During Fiscal Year 2015

Our CNG Committee and the Executive Compensation Process are Independent

The CNG Committee is comprised of three directors, each of whom the Board of Directors has determined to be independent pursuant to relevant securities and tax laws and the NASDAQ Exchange listing rules.  The CNG Committee establishes compensation objectives and reviews them annually with the Board of Directors.  The CNG Committee also receives and considers advice and recommendations from the CEO and from the independent compensation consultants retained by the CNG Committee.  In addition to receiving technical support and input on market practices, the CNG Committee utilizes compensation consultants to perform external benchmarking of the Company’s compensation relative to its peers.

The CNG Committee considers, but is not bound by, external recommendations in making annual incentive bonus and long-term incentive award determinations.  The CNG Committee conducts an annual review of the CEO’s performance, and all determinations relating to the compensation of the NEOs, including our CEO, are made by the CNG Committee independent from and without the presence of members of management.

We Use Independent Compensation Consultants for Benchmarking and Analysis

Under our CNG Committee Charter, the CNG Committee has authority to retain and terminate any compensation consultant and to approve the consultant’s fees and other retention terms.  Certain elements of our executive and director compensation plans have been developed, in part, on the recommendations and guidance of these outside compensation consultants.

In May 2013, the CNG Committee retained Cook to review executive compensation for fiscal year 2014, and Director compensation for fiscal year 2015.  Cook presented an executive compensation benchmark study to the CNG Committee in August 2013 (the “2013 Study”), which reviewed the Company’s base salaries, annual incentive bonuses, benefits, non-cash compensation and long-term incentives in comparison with the Company’s benchmark peer group, and provided a review of the competitiveness, fairness and effectiveness of each component of compensation.  In June 2014, the CNG Committee engaged Towers Watson to assist with benchmarking best practices in executive compensation and governance, as well as to provide input on selecting the most appropriate peer group.

During fiscal year 2015, the CNG Committee retained Hugessen to provide independent advice on executive compensation, including:

•                  Review of the Company’s executive compensation peer group;

•                  Review of NEO compensation levels and preparation of an NEO compensation benchmarking study;

•                  In-depth review of executive compensation framework and design, with recommendations about a target compensation framework, annual incentive bonus plan design and performance share plan design; and

•                  Review of management-prepared materials and advice to the CNG Committee in advance of CNG Committee meetings.

The CNG Committee utilizes the independence factors prescribed by the SEC and NASDAQ to assess the independence of all its compensation consultants on an annual basis.  At the relevant times, the CNG determined that no conflict of interest exists that would prevent Cook, Towers Watson, Hugessen and Hogan Lovells US LLP (the Company’s legal counsel) from serving as an independent consultant to the CNG Committee.

None of the CNG Committee’s compensation consultants provide services to management directly.  Instead, the CNG Committee determines the nature and scope of the consulting services and enters into consulting agreements.  The CNG Committee chairman approves all statements for services performed.

We Select Benchmarking Peers that Match Our Industry, Business Model, Market Cap, EBITDA and Correlation to Gold Price

The executive compensation benchmark peer group — originally recommended by Cook in fiscal year 2013 and confirmed by Towers Watson in fiscal year 2014 and by Hugessen in fiscal year 2015, with input from the CNG Committee and management — has remained relatively unchanged since fiscal year 2013, except that two companies (Eldorado Gold and Agnico Eagle) were added to better position the Company in the middle of the group in terms of market capitalization, and Osisko Mining was removed from the group after it was acquired by third parties.

The CNG Committee selects the Company’s peers based primarily on strong business model matches, with all companies specializing in gold or silver.  The group we selected includes our direct royalty competitors and precious metal mining companies of similar relative size as measured by market capitalization.  Our group consists of 11 publicly traded companies:  Agnico Eagle Mines Limited, Alamos Gold Inc., Centerra Gold Inc., Coeur Mining, Inc., Eldorado Gold Corporation, Franco-Nevada Corporation, Hecla Mining Company, IAMGOLD Corporation, New Gold Inc., Pan American Silver Corp. and Silver Wheaton Corp.  We firmly believe this is the relevant comparator group because:

•                  Our EBITDA is in the 41st percentile of the peer group.  We believe EBITDA is one of the best measures for comparing Royal Gold to our peers due to our unique business model that results in over 75% of revenue reporting to EBITDA (typically much higher than other business models).

•                  Royal Gold’s market capitalization is near the 70th percentile of its peers.

•                  Gold industry-specific peers share our correlation between company share price and gold prices.

•                  Gold industry-specific companies represent our closest competitive market for executive talent and an appropriate comparison for determining market pay practices.

By comparison, the most recent peer group selected by Institutional Shareholder Services (“ISS”) does not include any of Royal Gold’s competitors.  While seven of fourteen ISS-selected peers are in the precious metals business, none is in the precious metals royalty business.  The ISS-selected group contains companies in the chemical, construction materials, base metals, metal alloys, shale gas, coatings, forest products and other industries.

We note that precious metals company stock prices generally have a high correlation to gold and silver prices.  However, gold and silver prices, and precious metals company stock prices, are often contrarian investments in the broader market—higher when the broader market is down, and lower when the broader market is up.  As our industry is often countercyclical to the broader market, we believe it is in inappropriate and therefore misleading to compare Royal Gold’s total shareholder return with those who have no or negative correlation to gold prices.

We also note, importantly, that many of our largest investors have consistently indicated during our engagement sessions over the past two years that they consider our gold-focused peer group to be the most relevant and appropriate for compensation benchmarking purposes.

The following table represents a detailed comparison of our selected peer group:

Table 2 — Comparison to Selected Peer Group

	Primary	As of June 30, 2015 (In USD Millions)		Correlation to Gold Price, July 1, 2014 to
Company	Industry	Market Capitalization	Last 12 Months’ EBITDA	June 30, 2015
Agnico Eagle Mines Limited	Gold	$6,098	$703	0.80
Alamos Gold Inc.	Gold	$684	$79	N/A	*
Centerra Gold Inc.	Gold	$1,679	$447	0.40

Table 2 — Comparison to Selected Peer Group (continued)

	Primary	As of June 30, 2015 (In USD Millions)		Correlation to Gold Price, July 1, 2014 to
Company	Industry	Market Capitalization	Last 12 Months’ EBITDA	June 30, 2015
Coeur Mining, Inc.	Silver	$783	$100	0.32
Eldorado Gold Corporation	Gold	$3,706	$371	0.46
Agnico Eagle Mines Limited	Gold	$6,098	$703	0.80
Hecla Mining Company	Silver	$974	$143	0.71
IAMGOLD Corporation	Gold	$978	$209	0.52
New Gold Inc.	Gold	$1,705	$241	0.90
Pan American Silver Corp.	Silver	$1,629	$87	0.83
Silver Wheaton Corp.	Silver	$8,749	$410	0.86

75th Percentile		$4,902	$391	0.84
Average		$3,302	$285	0.66
25th Percentile		$976	$121	0.50

Royal Gold, Inc.	Gold	$4,017	$209	0.89
Percentile Rank		67th	41st	97th
Data source: S&P CapitaliQ.

*Not included due to incomplete data set related to the recent combination of Alamos Gold Inc. and AuRico Gold Inc.

We Compare Our Officer Compensation against our Benchmarking Peers

The 2013 Study utilized several data sets to compare the Company’s NEO compensation with benchmark NEO compensation.  The 2013 Study showed that, as a group compared to the benchmark peers, the Company’s executive officers’ fiscal year 2013 salaries were in the 24th percentile, salaries plus bonuses were in the 23rd percentile, long-term incentives were near the 51st percentile, and total direct compensation (salary, bonus and long-term incentives) was in the 44th percentile.  The CNG Committee determined to bring the Company’s executive compensation more closely in line with the benchmark peer group, but to do so over a multi-year period, and made salary, bonus and long-term incentive determinations accordingly in August 2013.

When the CNG Committee considered executive compensation in August 2014, it noted that fiscal year 2014 executive officer compensation was somewhat more closely aligned with the Company’s peers:  salaries were, on average, in the 35th percentile, bonuses averaged in the 55th percentile, long-term incentives averaged in the 68th percentile, and total direct compensation averaged in the 59th percentile.  The CNG Committee also noted that the Company’s total direct compensation was more “at risk,” or more heavily weighted toward non-cash compensation, than its peer group.

In light of these results, and other considerations, the CNG Committee determined to continue moving the Company’s executive compensation more closely in line with the benchmark peer group, in part by providing better balance between the cash and non-cash components, and approved fiscal year 2015 compensation as described below.

Base Salary

Total Cash Compensation Targeted Median

The CNG Committee believes it is appropriate to target base salary and cash incentive bonuses near the median of the market, but to provide opportunity to exceed that target depending upon Company and individual performance.  In making compensation decisions for fiscal year 2015, market data was evaluated for our benchmark peer group, as described above.  In determining specific compensation amounts for executives, the CNG Committee considered both internal and external factors, including: (1) experience; (2) individual performance; (3) tenure; (4) role in achieving six key performance measures that the CNG Committee believes are the key drivers of the Company’s long-term success and stock price appreciation (“Key Performance Measures” as described below); and (5) individual compensation compared to the Company’s other officers and to the Company’s benchmark peer group.

We Benchmarked Base Salary at Median

Base salary is the fixed cash amount paid to an executive officer on a fiscal year cycle.  Employment agreements for Ms. Anderson and Messrs. Jensen, Wenger, Heissenbuttel and Kirchhoff provide a minimum salary level and regular salary reviews by the Board.

Following consideration of the 2013 Study, peer benchmarking results and the foregoing internal and external factors, the CNG Committee approved the following base salaries for fiscal year 2015:

Table 3 — CEO and NEO Base Salary

Name	Title	FY2014 Salary	FY2015 Salary	% Increase
Tony Jensen	CEO and President	$593,000	$650,000	9.6%
Stefan Wenger	CFO and Treasurer	$350,000	$385,000	10.0%
Karli Anderson	VP Investor Relations	$250,000	$280,000	12.0%
William Heissenbuttel	VP, Corporate Development and Operations	$360,000	$400,000	11.1%
Bruce C. Kirchhoff	VP, General Counsel and Secretary	$330,000	$360,000	9.1%

Incentive Bonus Awards

Cash Incentive Bonuses Are Only Awarded When the Corporate Performance Threshold is Achieved

Cash incentive bonus payments are directly tied to the Key Performance Measures summarized in Table 4 below, but for fiscal year 2015 could only be awarded if the Company’s fiscal year 2015 earnings before interest, taxes, depreciation and amortization, and other non-cash charges (“Adjusted EBITDA”) exceeded $175 million.  The Company achieved approximately $217 million in Adjusted EBITDA during fiscal 2015.

Determination of Incentive Bonus Awards if Adjusted EBITDA Hurdle is Achieved

Following is a summary of the Key Performance Measures considered by the CNG Committee:

Table 4 — FY2015 Key Performance Measures

Key Performance Measure	Why it’s important
Revenue Growth	Finding new investments that will be accretive to total shareholder return
Cost Containment	Keeping costs low to maximize profit margins
Financial Strength	Ensuring we have the capital required to support accretive investments
Asset Protection	Making sure our existing assets continue to deliver value for stockholders
Governance	Operating in accordance with strong governance principles and aligning our Company’s interests with stockholders
Marketing	Maintaining a strong market valuation

If the corporate performance threshold is achieved, the CNG Committee evaluates the following criteria, taking into consideration recommendations from the Company’s CEO:  (i) the Company’s performance against the Key Performance Measures, (ii) each individual executive’s influence upon the same Key Performance Measures, and (iii) alignment of each executive officer’s salary and cash incentive bonus near the median of the Company’s benchmark peers.  Each executive officer receives a composite score based on the Company’s performance on the Key Performance Measures and the degree to which the executive officer had influence over them.  The composite score is then applied to the executive officer’s target cash incentive bonus range to determine an incentive bonus amount.  The CNG Committee has authority to exercise positive or negative discretion before making final incentive bonus determinations, to permit consideration of an individual officer’s exceptional or weak performance, as well as the dynamics of Royal Gold’s business, including the correlation of Royal Gold’s share price to precious metals prices, the market volatility of such prices, and other prevailing industry economic factors.

Table 5 summarizes the Company’s performance and each NEO’s influence as they relate to each of the Key Performance Measures.

Table 5 — Company Performance and NEO Influence on Key Performance Measures

(Score 1-3, with 3 the Maximum Score)

Key Performance Measure	Company Performance	Jensen - Influence	Wenger - Influence	Anderson - Influence	Heissenbuttel - Influence	Kirchhoff - Influence
Revenue Growth	2.25	3	2	1	3	1
Cost Containment	1.50	3	3	3	3	3
Financial Strength	3.00	3	3	1	2	1
Asset Protection	1.50	2	1	1	2	2
Governance	3.00	2	2	3	1	3
Marketing	2.25	3	2	3	2	0
NEO Composite Score (Influence x Performance)	—	36	30	27	27.75	21.75

Actual Incentive Bonus Awards

Based upon the methodology described above, the CNG Committee made the following incentive bonus determinations for the fiscal year ended June 30, 2015.

Table 6 — Actual Incentive Bonus Awards for FY2015

Key Performance Measure	Jensen		Wenger	Anderson	Heissenbuttel	Kirchhoff
Actual Incentive Bonus Amount	$1,000,000	*	$320,000	$230,000	$335,000	$295,000
Actual Incentive Bonus as Percent of Salary	154%		83%	82%	84%	83%

* Mr. Jensen’s fiscal year 2015 bonus includes an amount determined by the CNG Committee in accordance with the foregoing methodology used for bonus determinations made for all NEOs, plus an additional amount reflecting the CNG Committee’s special recognition of Mr. Jensen’s exceptional business development efforts during fiscal year 2015, which efforts led to execution of three significant transactions in the first several weeks of fiscal year 2016.  The CNG Committee believes these three opportunistic transactions, undertaken on high-quality, long-term assets in the midst of persistent low precious metals prices, will generate meaningful long-term returns for the Company’s stockholders.

NEW for Fiscal Year 2016

Based on feedback from investors and employees, and as a result of its work with Hugessen, the CNG Committee developed and adopted an enhanced compensation program for fiscal year 2016 that will improve transparency and more closely align the executive compensation program with the Company’s strategic objectives.  The new compensation program includes:

•                  A formal “target” pay philosophy targeted at the comparator median; and

•                  An annual bonus scorecard including financial, strategic and individual components:

Table 7 — Bonus Plan Comparison

	Fiscal Year Bonus Plan	New Bonus Plan for Fiscal Year 2016
Short Term Incentives:	Bonus payouts related to 6 metrics (cost containment, asset protection, financial strength, governance, marketing and revenue growth)

Bonus scorecard that will include financial (operating cash flow), operational (actual production versus budget), strategic (capital deployment, financial strength, dividend growth and revenue diversification), and individual performance measures

Hurdle:	$175 million adjusted EBITDA	$200 million net revenue

Long-Term Incentives Designed to Align Management Objectives with Stockholders

The CNG Committee administers the 2004 LTIP.  Long-term equity compensation is designed to incentivize executive officers to manage the Company’s business over a multi-year period by delivering a significant portion of each officer’s potential total compensation at a future date.

•            The CNG Committee administers the LTIP by:

•            undertaking a careful risk analysis to assure that executive officers are guided by appropriate incentives while discouraged from taking excessive risk;

•            establishing performance metrics and targets;

•            considering the degree to which targets have been met; and

•            determining the equity awards for our NEOs each year.

•            Annual long-term incentive awards are driven primarily by:

•            the Company’s achievement of performance goals consistent with generating long-term returns for stockholders;

•            the Company’s overall compensation goals for each individual executive officer;

•            the amount deemed appropriate to encourage the officer’s best efforts on behalf of the Company;

•            the Company’s desire to retain the officer as an employee;

•            the officer’s industry experience and relative level in the Company;

•            the individual officer’s ability to impact strategic business goals; and

•            the individual officer’s total compensation relative to total compensation of similarly situated officers in the peer group companies.

In determining the amount and form of equity awards made under the LTIP in August 2014, the CNG Committee also considered the combination of base salary and incentive bonus for each individual, and the purposes intended to be served by the Company’s three forms of equity awards, as discussed below.

Our Three Forms of Equity Awards Serve Different Purposes

The determination of the amount and form of all equity awards is made by the CNG Committee.  Because each form of equity serves a different purpose, and because the award of each form of equity is driven by different metrics, the CNG Committee does not utilize predetermined awards based upon a percentage of base salary.

The CNG Committee utilizes three forms of equity compensation:

•            Restricted Stock is intended to drive officer and key employee retention.  Restricted stock is forfeited if an Adjusted EBITDA hurdle is not met at the end of the fiscal year in which the grant is made.

•            Stock Options and Stock Appreciation Rights (“SARs”) are intended to promote sustainable business results by aligning employee interests with increased stockholder returns.

•            Performance Shares are intended to incentivize our officers to attain challenging strategic objectives.  To vest in performance awards made from August 2011 through August 2014, the Company must achieve a 10% compounded annual growth rate (“CAGR”) in adjusted free cash flow per share within five years from the award date.  These performance shares may vest prior to the fifth anniversary of the award date, but only if the Company achieves the 10% CAGR in 25% increments, as detailed below.

Equity is Granted Each Year, With No Off-Cycle Grants

Equity grants are made once annually, near the start of each fiscal year.  Members of Royal Gold’s management do not have authority to make off-cycle or ad-hoc equity grants. In the event of a new hire grant, approval is obtained prior to any grant being made either at a regularly scheduled CNG Committee meeting or by unanimous written consent of the CNG Committee.

Stock Options Are Not Subject to Any Future Price Adjustment

Stock options are considered long-term awards that are intended to drive stockholder value by aligning management and stockholders with regard to share price appreciation.  The option exercise price is based on the closing price of the Company’s common stock on the NASDAQ Global Select Market on the date of grant.  Options have ten-year terms.  For all of the NEOs, stock options vest in equal annual increments over three years beginning on the first anniversary of the grant. Stock options, once granted, are not subject to any future price adjustment.

We typically award the first $100,000 in value of stock options in the form of incentive stock options (the limit for incentive stock options under the Internal Revenue Code), and amounts above $100,000 are typically awarded in the form of SARs.

Stock-Settled Stock Appreciation Rights Are Not Subject to Any Future Price Adjustment

SARs are similar to stock options in that a SAR is a right to receive, upon exercise, the excess of the fair market value of one share of stock on the date of exercise over the grant price of the SAR.  Like incentive stock options, SARs are considered long-term awards that are intended to drive stockholder value by aligning management and stockholders with regard to share price appreciation. The exercise price of SARs is based on the closing price of the Company’s common stock on the NASDAQ Global Select Market on the date of grant. SARs have ten-year terms.  SARs vest in equal annual increments over three years beginning on the first anniversary of the grant. SARs, once granted, are not subject to any future price adjustment.

Restricted Stock is Forfeited if Adjusted EBITDA is Less Than Target

Restricted stock awards focus on retention by securing the long-term commitment of our executives. Shares of restricted stock are considered issued and outstanding with respect to which executives may vote and receive dividends paid in the ordinary course to other Royal Gold stockholders.

Restricted stock awards granted prior to August 2012 vested in equal one-third increments beginning on the fourth anniversary of the restricted stock grant date, with full vesting six years from the date of grant. However, the extended period between the grant date and the first potential vesting date did not deter certain talented employees from leaving the Company before the first tranche of restricted stock vested.  To address this concern, while still encouraging employee retention and long-term commitment, the Board approved the CNG Committee’s recommendation that, beginning in August 2012, restricted stock awards will vest in equal one-third increments beginning on the third anniversary of the restricted stock grant date, with full vesting five years from the date of grant.

In addition to time-based vesting requirements, the CNG Committee introduced a performance-based vesting requirement for restricted stock awards granted to the NEOs beginning with awards made in August 2012 for fiscal year 2013.  There may be times when the health of the Company does not allow for restricted stock rewards, and the net revenue target helps establish a threshold below which corporate performance is not sufficient to justify a vesting in such awards.  The net revenue target also provides favorable tax treatment under Internal Revenue Code §162(m).  If the Company does not meet an Adjusted EBITDA hurdle established for the fiscal year in which the award was made, then all of the shares of stock underlying the restricted stock grant must be forfeited. The CNG Committee determined that the $175 million Adjusted EBITDA hurdle for fiscal year 2015 was achieved.

NEW for Fiscal Year 2016

The performance-based vesting requirement for restricted stock awards granted to the NEOs will be a net revenue target of $200 million, holding metal prices constant and excluding revenue from our Voisey’s Bay royalty.

Performance Stock Awards are based on Growth in Adjusted Free Cash Flow per Share

Performance stock awards are intended to provide significant incentive to obtain long-term, non-dilutive growth performance.  The portion of each executive officer’s total compensation awarded in the form of performance shares varies for each officer. In awarding performance shares to any officer, the CNG Committee considers the officer’s responsibilities and his or her ability to influence or meet certain performance objectives.  Performance shares can only be earned if performance goals are met within five years of the date of grant. If the performance goals are not achieved by the end of the five year period, the performance shares are forfeited.

Performance shares granted for fiscal years 2012, 2013, 2014 and 2015 vest upon meeting a defined performance goal:  10% compounded annual growth in adjusted free cash flow per share (“AFCFPS”) on a trailing twelve-month basis.  Free cash flow, on a per share basis, is an important indicator of the Company’s financial health; and awarding performance stock based on incremental growth of AFCFPS closely aligns our executives’ interest in achieving per-share performance with the same interest of our stockholders.  The Company defines adjusted free cash flow, a non-GAAP financial measure, as operating income plus production taxes, exploration expenses, depreciation, depletion and amortization, non-cash charges and any impairment of mining assets, less non-controlling interests in operating income of consolidated subsidiaries.  Performance stock may vest in increments over five years from the grant date.  For example, a threshold level of 2.5% growth in compound AFCFPS is necessary for the minimum vesting of 25% of the performance shares.  Maximum vesting is earned with achievement of 10% compound AFCFPS.  (See Table 8 below.)  The CNG Committee believes this goal has proven to be aggressive and supports strong capital growth.

Table 8 — Growth in Adjusted Free Cash Flow Per Share Required for Performance Sharing Vesting

Adjusted Free Cash Flow Per Share Achieved	% of Target	Award Funding Level
10%+ AFCFPS	100%	100%
7.5% AFCFPS	75%	75%
5% AFCFPS	50%	50%
2.5% AFCFPS	25%	25%
<2.5% AFCFPS	<25%	0%

Performance shares are not considered issued and outstanding shares with respect to which executives may vote or receive dividends. Performance shares are settled with shares of the Company’s common stock when they vest.

As of the date of this proxy statement, none of the performance goals set for the performance shares awarded for fiscal years 2013, 2014 or 2015 were met.  For purposes of ASC 718 recognition of compensation expense, as of June 30, 2015, management determined that it is probable that:

•            0% of the performance shares granted for fiscal year 2013 will vest in future periods;

•            0% of the performance shares granted for fiscal year 2014 will vest in future periods; and

•            75% of the performance shares granted for fiscal year 2015 will vest in future periods.

Performance shares will not vest until the CNG Committee determines that performance objectives are actually met.

Table 9 — Performance Share Vesting to Date

Awarded for FY	Performance Award Earned FY2012	Performance Award Earned FY2013	Performance Award Earned FY2014	Performance Award Earned FY2015
2012	25%	0%	0%	0%
2013	N/A	0%	0%	0%
2014	N/A	N/A	0%	0%
2015	N/A	N/A	N/A	0%

Company representatives have engaged with stockholders to discuss the Company’s compensation goals and pay program metrics.  The choice of AFCFPS as the primary metric for the Company’s performance share plan received strong support from the Company’s stockholders.  Moreover, the ability to vest incremental amounts of performance stock from each grant based upon sustained growth in AFCFPS coincides well with the lag between the Company’s investment in long lead-time development projects and the Company’s realization of financial returns on these investments.  We believe that the support received from most of our investors for our performance share program reflects their understanding of the long-term nature of our business strategy, and that our performance share program ensures alignment between investors, management and our business model.

Nonetheless, some stakeholders (including investors and employees) suggested the CNG Committee consider more commonly used and understood performance share measures.  The CNG Committee retained Hugessen in fiscal year 2015 to, among other things, help develop a new framework for long-term incentive compensation.  Ultimately, the CNG Committee selected two new performance share measures.

NEW for Fiscal Year 2016

For performance shares awarded in August 2015 for fiscal year 2016, one-half of the shares awarded may vest upon the Company’s achievement of annual growth in “Net GEOs,” defined to mean our operators’ aggregate production subject to our royalty and stream interests, expressed in terms of gold equivalent ounces, provided that the Company achieves a net revenue target of $200 million, holding metal prices constant and excluding revenue from our Voisey’s Bay royalty (“GEO Shares”).  The second one-half of performance shares awarded for fiscal year 2016 may vest based on the Company’s total shareholder return (“TSR”) compared to the TSRs of other members of the Market Vectors Gold Miners ETF (GDX) (“TSR Shares”).  GEO Shares and TSR shares may vest by linear interpolation in a range between zero shares if neither threshold GEO and TSR metric is met; to 100% of GEO Shares and TSR Shares awarded if both the target GEO and TSR metrics are met; to 200% of the GEO and TSR shares awarded if both the maximum GEO and TSR metrics are met.

Employment Agreements

Royal Gold entered into employment agreements with each of its NEOs, most recently in September 2013, to replace expiring agreements (other than in the case of Mr. Heissenbuttel, who entered into an initial employment agreement in September 2013).  Pursuant to Mr. Jensen’s employment agreement, Mr. Jensen will continue to serve as the Company’s President and Chief Executive Officer, and the Company’s Board of Directors will continue to nominate Mr. Jensen for re-election as Director. Pursuant to individual employment agreements, Messrs. Wenger, Kirchhoff, Heissenbuttel and Ms. Anderson will continue to serve as the Company’s Chief Financial Officer and Treasurer, Vice President, General Counsel and Secretary, Vice President Corporate Development, and Vice President Investor Relations, respectively. The employment agreements are for one-year terms, renew automatically for four consecutive one-year periods, and will expire on September 15, 2018, unless either the Company or the executive timely elects not to renew the term of the employment agreement. As described below under the heading Potential Payments upon Termination or Change of Control, each employment agreement provides for severance compensation in certain events. None of the employment agreements provides for excise tax gross-ups for change-in-control provisions.

Benefit Programs

Benefit programs for the executive officers are common in design and purpose to those for all of our employees in the United States and include an opportunity to participate in various health and welfare benefit programs. We share the cost of certain health benefit programs with our employees.  The Company also maintains a retirement plan called the Simplified Employee Pension Plan, known as a Salary Reduction/Simplified Employee Pension Plan (“SARSEP Plan”), in which all employees are eligible to participate.  This plan was chosen because of regulatory compliance simplicity, avoidance of significant administrative expense, availability of tax-advantaged investment opportunities, and relative freedom from significant vesting or other limitations.  The SARSEP Plan allows employees to reduce their pre-tax salary, subject to certain limitations, and to put this money into a tax deferred investment plan.  This is a voluntary plan. Individuals may make contributions of up to the lesser of (i) 25% of their aggregate annual salary and incentive bonus, or (ii) $18,000, or if the employee is over age 50, $24,000, for calendar year 2015.  The Company may make non-elective contributions, up to 7% of an individual’s annual salary and incentive bonus, subject to limits.  Those that do not participate in the SARSEP Plan receive a 3% employer contribution in accordance with the SARSEP Plan rules. Employer contributions are immediately 100% vested.  Total employee and employer contributions may not exceed the lesser of $53,000 for calendar 2015 or 25% of total compensation for any individual.

Perquisites

The Company believes perquisites for executives should be extremely limited in scope and value and, therefore, does not provide perquisites or other special benefits to executive officers.

Executive Stock Ownership

Royal Gold’s stock ownership requirements encourage its NEOs to achieve and maintain a minimum investment in the Company’s common stock at levels set by the CNG Committee. The requirement incentivizes our NEOs to focus on improving long-term stockholder value and aligns the interests of management and stockholders.  Royal Gold’s executive stock ownership program requires each of the Company’s NEOs to own a number of shares that is equivalent to a multiple of his or her base salary.  Unexercised stock options and SARs, unvested shares of restricted stock and unearned performance shares are not considered owned for purposes of the program.  The multiple for the CEO is four times base salary, and the multiple for all other NEOs is two times base salary.  Currently, the CEO owns 153,202 shares of the Company’s common stock, or 2.4 times as many shares as he is required by the stock ownership policy to own.

There is no timeframe in which the NEOs must meet ownership targets. The program also requires each NEO to hold an aggregate of fifty percent (50%) of the shares of stock acquired pursuant to any grant of options, SARs, restricted stock or performance stock, net of any shares sold to cover withholding taxes, until such executive officer reaches his or her ownership target.  Ms. Anderson became an NEO in fiscal year 2015 and is currently acquiring the shares necessary to meet the ownership requirements.  All other NEOs are in compliance with the ownership requirements (see Table 10 below).

Table 10 — NEO Stock Ownership Summary

Role	Guideline Value of Common Stock to be Owned	Actual Value Owned
President and CEO	4x Salary	9.8 x Salary
Chief Financial Officer and Treasurer	2x Salary	8.0 x Salary
VP Investor Relations		<1 x Salary
VP Corporate Development and Operations		5.1 x Salary
VP, General Counsel and Secretary		5.0 x Salary

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a limit on the amount that a public company may deduct for compensation paid in any one year to the Company’s Chief Executive Officer and certain other NEOs.  The limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance based” compensation.  The Company and the CNG Committee review and consider the deductibility of executive compensation under Section 162(m).  The CNG Committee usually seeks to satisfy the requirements necessary to allow the compensation of its named executive officers to be deductible under Section 162(m) of the Internal Revenue Code, but may also approve compensation that is not deductible under Section 162(m).

Post-Termination Compensation

The Company does not provide pension or other retirement benefits apart from the SARSEP Plan described above.  The Company provides certain post-termination benefits pursuant to the terms of the 2004 LTIP and the employment agreements described above under “Employment Agreements” on page 33 and below under the section titled “Potential Payments upon Termination or Change-in-Control” on page 39.  None of the employment agreements provide for excise tax gross-ups for change-in-control provisions.

2015 SUMMARY COMPENSATION TABLE

The following table provides information regarding the potential compensation of the Company’s NEOs for fiscal years 2015, 2014 and 2013.

Name and	Year	Salary	Bonus		Stock Awards(1)	Option Awards(2)	All Other Compensation(3)	Total
Principal Position	(fiscal)	($)	($)		($)	($)	($)	($)
Tony Jensen	2015	650,000	1,000,000	(4)	1,612,836	822,598	32,677	4,118,111
President and Chief Executive Officer	2014	593,000	675,000		1,864,200	765,555	30,165	3,927,920
	2013	575,000	630,000		828,520	657,035	30,252	2,720,807
Stefan Wenger	2015	385,000	320,000		624,690	323,747	37,408	1,690,845
Chief Financial Officer and Treasurer	2014	350,000	295,000		397,696	289,568	36,602	1,368,866
	2013	305,000	250,000		504,644	154,355	36,702	1,250,701
Karli S. Anderson(5)	2015	280,000	230,000		391,851	195,366	23,193	1,120,410
Vice President Investor Relations
William Heissenbuttel	2015	400,000	335,000		624,690	323,747	36,083	1,719,520
Vice President Corporate Development and Operations	2014 2013	360,000 330,000	295,000 265,000		397,696 504,644	289,568 154,355	32,577 31,360	1,374,841 1,285,359
Bruce C. Kirchhoff	2015	360,000	295,000		624,690	323,747	31,733	1,635,170
Vice President, General Counsel and Secretary	2014	330,000	275,000		397,696	289,568	31,102	1,323,366
	2013	285,000	245,000		504,644	154,355	29,377	1,218,376
William M. Zisch (6)	2015	187,801	—		624,690	323,747	18,201	1,154,430
Former Vice President Operations	2014	350,000	285,000		397,696	289,568	29,827	1,352,091
	2013	320,000	260,000		504,644	154,355	30,427	1,269,426

(1)         Amounts shown reflect the total grant date fair value of restricted stock awards and performance stock awards, determined in accordance with ASC 718, made during fiscal years 2015, 2014 and 2013.  Amounts shown do not represent cash payments made to the individuals, amounts realized or amounts that may be realized.  Refer to Note 8 to the Company’s consolidated financial statements contained in the Company’s 2015 Annual Report on Form 10-K filed with the SEC on August 6, 2015, for a discussion on the valuation of the restricted stock and performance stock awards.  In accordance with ASC 718 recognition of compensation expense, it was assumed that 75% of the performance stock awards granted in fiscal year 2015, 25% of the performance stock awards granted in fiscal year 2014, and 50% of the performance stock awards granted in fiscal year 2013 will vest.

(2)         Amounts shown reflect the total grant date fair value of stock options and SARs, determined in accordance with ASC 718 using the Black-Scholes-Merton option-pricing model, awarded during fiscal years 2015, 2014 and 2013.  Amounts shown do not represent cash payments made to the individuals, amounts realized or amounts that may be realized.  Refer to Note 8 to the Company’s consolidated financial statements contained in the Company’s 2015 Annual Report on Form 10-K filed with the SEC on August 8, 2015, for a discussion of the assumptions used in valuation of stock option and SARs awards.

(3)         All Other Compensation includes the following:

Name	Year (fiscal)	Employer SARSEP Contributions	Life and Accidental Death & Dismemberment Insurance Premiums	Long-Term Disability Insurance Premiums	Total All Other Compensation
Tony Jensen	2015	$30,994	$858	$825	$32,677
	2014	$28,638	$702	$825	$30,165
	2013	$28,725	$702	$825	$30,252
Stefan Wenger	2015	$35,725	$858	$825	$37,408
	2014	$35,075	$702	$825	$36,602
	2013	$35,175	$702	$825	$36,702
Karli S. Anderson	2015	$21,510	$858	$825	$23,193
William Heissenbuttel	2015	$34,400	$858	$825	$36,083
	2014	$31,050	$702	$825	$32,577
	2013	$29,833	$702	$825	$31,360
Bruce C. Kirchhoff	2015	$30,050	$858	$825	$31,733
	2014	$29,575	$702	$825	$31,102
	2013	$27,850	$702	$825	$29,377
William M. Zisch	2015	$17,499	$358	$344	$18,201
Former Vice President Operations	2014	$28,300	$702	$825	$29,827
	2013	$28,900	$702	$825	$30,427

(4)         Mr. Jensen’s fiscal year 2015 bonus included an amount reflecting special recognition of his exceptional business development efforts during fiscal year 2015, which led to execution of three significant transactions in the first several weeks of fiscal year 2016.  For further information, see “Actual Incentive Bonus Awards” on page 29.

(5)         Ms. Anderson was not considered a Named Executive Officer for fiscal years 2014 and 2013.

(6)         Mr. Zisch terminated his employment with the Company effective December 9, 2014.

The Company provides SARSEP and life and disability benefits to all of its employees.  The Company matches employee contributions to the SARSEP Plan, up to 7% of an individual’s aggregate annual salary and bonus, subject to limits (see Benefit Programs on page 33).

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2015

This table provides information regarding incentive awards and other stock-based awards granted during fiscal year 2015 to the NEOs.

		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Securities Underlying Options(3)	Exercise or Base Prices of Option Awards(4)	Grant Date Fair Value of Stock and Option Awards(5)
		Threshold	Target	Maximum
Name	Grant Date	(#)	(#)	(#)	(#)	(#)	($/sh)	($)
Tony Jensen	8/26/2014 8/26/2014 8/26/2014	3,500	14,000	14,000	10,800	33,600	75.72	1,060,080 817,776 822,598
Stefan Wenger	8/26/2014 8/26/2014 8/26/2014	1,350	5,400	5,400	4,200	13,200	75.72	408,888 318,024 323,747
Karli S. Anderson	8/26/2014 8/26/2014 8/26/2014	850	3,400	3,400	2,625	7,950	75.72	257,448 198,765 195,366
William Heissenbuttel	8/26/2014 8/26/2014 8/26/2014	1,350	5,400	5,400	4,200	13,200	75.72	408,888 318,024 323,747
Bruce C. Kirchhoff	8/26/2014 8/26/2014 8/26/2014	1,350	5,400	5,400	4,200	13,200	75.72	408,888 318,024 323,747
William M. Zisch(6)	8/26/2014 8/26/2014 8/26/2014	1,350	5,400	5,400	4,200	13,200	75.72	408,888 318,024 323,747

(1)         Represents performance stock awards that will vest upon achievement of target performance objectives within five years of the grant.  If target performance objectives are not met within five years of the grant, the performance stock awards will be forfeited.  If target performance objectives are met at any time during the five year period, up to 100% of the performance stock awards will vest.  Interim amounts may vest in 25% increments upon achievement of 25%, 50%, 75% and 100% of the target objectives.  Amounts shown in the “Threshold” column represent minimum achievement of 25% of the target objectives.  Amounts shown in the “Target” column and “Maximum” column represent maximum achievement of 100% of the target objectives.  Each performance stock award, if earned, will be settled with a share of Royal Gold common stock.  The closing price of Royal Gold’s common stock on the NASDAQ Global Select Market on the date of grant was $75.72.  The performance target is 10% compounded annual growth in adjusted free cash flow per share on a trailing twelve-month basis.  Performance stock awards will not vest until the performance target, or a 25% increment thereof, is actually met.  Performance stock awards are not issued and outstanding shares upon which NEOs may vote or receive dividends.

(2)         Represents shares of performance-based restricted stock that vest based on continued service after meeting a threshold corporate performance goal.  The closing price of Royal Gold’s common stock on the NASDAQ Global Select Market on the date of grant was $75.72.  Shares of restricted stock granted during fiscal year 2015 will vest ratably over three years commencing on the third anniversary of the grant date.  Accordingly, one-third of the awarded shares will vest on August 26 of each of the years 2017, 2018 and 2019.  Shares of restricted stock are issued and outstanding shares of common stock which have voting rights and upon which the NEOs received dividends calculated at the same rate paid to other stockholders.

(3)         Represents stock option and SARs awards that vest ratably over three years commencing on the first anniversary of the grant date.  Accordingly, one-third of the stock options and SARs will become exercisable on August 26 of each of the years 2016, 2017 and 2018.  Amounts for Ms. Anderson and Messrs. Jensen, Wenger, Heissenbuttel, Kirchhoff and Zisch include SARs awards of 6,630, 32,280, 11,880, 11,880, 11,880 and 11,880  shares, respectively, and 1,320 stock option awards for each individual.

(4)         Exercise or base price is the closing price of the Company’s common stock on the NASDAQ Global Select Market on the grant date.

(5)         Amounts shown represent the total fair value of awards calculated as of the grant date in accordance with ASC 718 and do not represent cash payments made to the individuals, amounts realized or amounts that may be realized.

(6)         Mr. Zisch terminated his employment with the Company effective December 9, 2014.  His incentive awards and other stock-based awards shown in the table did not vest and were forfeited.

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR END

This table provides information about the total outstanding stock options, SARs, shares of restricted stock and performance stock awards for each of the NEOs as of June 30, 2015.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested(2) (#)		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)		Equity Incentive Plan Awards: Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($)
Tony Jensen	7,334	—		$53.00	11/18/2019
	20,000	—		$49.66	11/17/2020
	14,400	—		$68.18	8/18/2021
	14,667	7,333	(6)	$75.32	8/13/2022
	12,000	24,000	(7)	$62.14	8/27/2023
	—	33,600	(8)	$75.72	8/26/2024
						1,000	(9)	$61,590
						12,000	(10)	$739,080
						10,800	(11)	$665,172
									15,000	(12)	$923,850
									16,200	(13)	$997,758
									22,000	(14)	$1,354,980
									24,000	(15)	$1,478,160
									14,000	(16)	$862,260

Stefan Wenger	5,114	—		$53.00	11/18/2019
	4,000	—		$49.66	11/17/2020
	5,000	—		$68.18	8/18/2021
	3,500	1,750	(6)	$75.32	8/13/2022
	4,500	9,000	(7)	$62.14	8/27/2023
	—	13,200	(8)	$75.72	8/26/2024
						2,500	(9)	$153,975
						4,000	(17)	$246,360
						4,500	(18)	$277,155
						5,000	(19)	$307,950
						4,200	(10)	$258,678
						4,200	(11)	$258,678
									2,500	(12)	$153,975
									3,450	(13)	$212,485
									4,400	(14)	$270,996
									8,800	(15)	$541,992

Karli S. Anderson	2,000	1,000	(20)	$50.53	5/15/2023
	—	7,950	(8)	$75.72	8/26/2024
						3,000	(21)	$184,770
						2,625	(11)	$161,673
									3,000	(22)	$184,770
									3,400	(16)	$209,406

William	2,500	—		$28.78	11/7/2016
Heissenbuttel	10,000	—		$29.75	11/7/2017
	10,000	—		$30.96	11/5/2018
	7,000	—		$53.00	11/18/2019
	6,000	—		$49.66	11/17/2020
	5,000	—		$68.18	8/18/2021
	3,500	1,750	(6)	$75.32	8/13/2022
	4,500	9,000	(7)	$62.14	8/27/2023
	—	13,200	(8)	$75.72	8/26/2024
						2,500	(9)	$153,975
						4,000	(17)	$246,360
						4,500	(18)	$277,155

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested(2) (#)		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)		Equity Incentive Plan Awards: Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($)
William						5,000	(19)	$307,950
Heissenbuttel						4,200	(10)	$258,678
(continued)						4,200	(11)	$258,678
									2,500	(12)	$153,975
									3,450	(13)	$212,485
									4,400	(14)	$270,996
									8,800	(15)	$541,992
									5,400	(16)	$332,586

Bruce C. Kirchhoff	7,000	—		$30.96	11/5/2018
	7,000	—		$53.00	11/18/2019
	6,000	—		$49.66	11/17/2020
	5,000	—		$68.18	8/18/2021
	3,500	1,750	(6)	$75.32	8/13/2022
	4,500	9,000	(7)	$62.14	8/27/2023
	—	13,200	(8)	$75.72	8/26/2024
						2,500	(9)	$153,975
						4,000	(17)	$246,360
						4,500	(18)	$277,155
						5,000	(19)	$307,950
						4,200	(10)	$258,678
						4,200	(11)	$258,678
									2,500	(12)	$153,975
									3,450	(13)	$212,485
									4,400	(14)	$270,996
									8,800	(15)	$541,992
									5,400	(16)	$332,586

William M. Zisch	—	—		—	—	—		—	—		—

(1)         Figures represent shares of common stock underlying stock options and SARs.  Stock options and SARs vest ratably over three years commencing on the first anniversary of the grant date.

(2)         Represents shares of restricted stock that vest based on continued service after meeting threshold corporate performance goals.  Shares of restricted stock granted prior to August 13, 2012, vest ratably over three years commencing on the fourth anniversary of the grant date.  Shares of restricted stock granted on and after August 13, 2012, vest ratably over three years commencing on the third anniversary of the grant date.

(3)         Market value is based on a stock price of $61.59, the closing price of Royal Gold’s common stock on the NASDAQ Global Select Market on June 30, 2015, and the outstanding number of shares of restricted stock.

(4)         Represents performance stock awards that will vest upon achievement of target performance objectives within five years of the grant.  If target performance objectives are not met within five years of the grant, the performance stock awards will be forfeited.  If target performance objectives are met at any time during the five year period, 100% of the performance stock awards will vest.  Interim amounts may vest in 25% increments upon achievement of 25%, 50%, 75% and 100% of the target objectives.  Each performance stock award, if earned, will be settled with shares of Royal Gold common stock.  Performance targets for awards made prior to fiscal 2012 are based on growth of free cash flow per share on a trailing twelve month basis and growth of royalty ounces in reserve per share on an annual basis.  Performance targets for awards made beginning in fiscal 2012 are based on growth of adjusted free cash flow per share on a trailing twelve month basis.

(5)         Payout value is based on a stock price of $61.59, the closing price on the NASDAQ Global Select Market on June 30, 2015, and assuming 100% of the performance stock awards shown will vest based on the achievement of target performance objectives.  Amounts indicated are not necessarily indicative of the amounts that may be realized by the NEO.

(6)         Stock options and SARs became exercisable on August 13, 2015.

(7)         One-half of these stock options and SARs became exercisable on August 27, 2015, and the remaining half will vest on August 27, 2016.  Amounts include 1,609 stock options and 34,391, 11,891, 11,891 and 11,891 SARs for Messrs. Jensen, Wenger, Kirchhoff and Heissenbuttel, respectively.

(8)         One-third of these stock options and SARs became exercisable on August 26, 2015; the remaining two-thirds will vest in equal parts on each of August 26, 2016 and 2017.  Amounts include 1,320 stock options and 32,280 SARs for Mr. Jensen; 1,320 stock options and 11,800 SARs for each of Messrs. Wenger, Kirchhoff and Heissenbuttel; and 1,320 stock options and 6,630 SARs for Ms. Anderson.

(9)         Shares will vest on November 18, 2015.

(10)  One-third of the shares will vest on each of August 27, 2016, 2017 and 2018.

(11)  One-third of the shares will vest on each of August 26, 2017, 2018 and 2019.

(12)  Awards will expire on November 17, 2015, if the vesting requirements are not met.

(13)  Awards will expire on August 18, 2016, if the vesting requirements are not met.

(14)  Awards will expire on August 13, 2017, if the vesting requirements are not met.

(15)  Awards will expire on August 27, 2018, if the vesting requirements are not met.

(16)  Awards will expire on August 26, 2019, if the vesting requirements are not met.

(17)  One-half of the shares will vest on each of November 17, 2015 and 2016.

(18)  One-third of the shares vested on August 13, 2015; the remaining shares will vest ratably on August 13, 2016 and 2017.

(19)  One-third of the shares vested on August 18, 2015; the remaining shares will vest ratably on August 18, 2016 and 2017.

(20)  Stock options and SARs become exercisable on May 15, 2016.

(21)  One-third of the shares will vest on each of May 15, 2016, 2017 and 2018.

(22)  Awards will expire on May 15, 2018, if the vesting requirements are not met.

FISCAL YEAR 2015 OPTION EXERCISES AND STOCK VESTED

This table provides information on option exercises and the vesting of shares of restricted stock or performance stock awards for each of the NEOs during fiscal year 2015.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting(3)
Name	(#)	($)	(#)	($)
Tony Jensen	—	—	7,666	$460,548
Stefan Wenger	—	—	7,834	$510,412
Karli S. Anderson	—	—	—	—
William Heissenbuttel	—	—	7,834	$510.412
Bruce C. Kirchhoff	14,600	$584,598	7,834	$510,412
William M. Zisch	8,991	$285,913	4,500	$315,740

(1)         Value realized upon exercise of stock options and SARs was computed by subtracting the exercise price of the option from the closing price of the underlying Royal Gold common stock on the date of exercise and multiplying that number by the number of shares underlying the options exercised.

(2)         Amounts shown represent the number of restricted stock awards that vested on November 5, 2014, November 17, 2014 and November 18, 2014.

(3)         Value realized upon vesting of restricted stock awards was computed by multiplying the closing price of the underlying Royal Gold common stock on the NASDAQ Global Select Market on the date that the restricted stock awards vested, by the number of restricted stock awards that vested.  The closing price of the Company’s common stock on NASDAQ Global Select Market on November 5, 2014, November 17, 2014 and November 18, 2014 was $30.96, $68.72 and $71.32, respectively.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Other Employee Benefits

The Company provides life insurance benefits up to $300,000 to all of its employees.  The Company also provides long-term disability coverage to all of its employees that provides for 60% of monthly salary protection up to $7,000 a month until age 65.  Each of the NEOs shown below would be entitled to these amounts upon termination for death or disability.

The table below shows the estimated payments and benefits for each of our NEOs that would be provided as a result of termination or a Change of Control of the Company, as defined within each NEO’s employment agreement and the 2004 LTIP, as applicable.  Calculations for this table assume that the triggering event took place on June 30, 2015, the last business day of our 2015 fiscal year, except as noted.  Calculations for amounts shown for awards under the Company’s 2004 LTIP are based on the closing price of the Company’s common stock on the NASDAQ Global Select Market on June 30, 2015, which was $61.59 and, for Messrs. Jensen, Wenger and Kirchhoff, other than as noted, based on acceleration benefits provided under award modification agreements entered into on September 15, 2008.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

		Value of Medical	2004 LTIP
Name	Cash Compensation	Insurance Continuation	Restricted Stock	Stock Options and SARs	Performance Stock Awards	Total
Tony Jensen Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement	$650,000	—	$441,819	$301,599	—	$1,393,418

Tony Jensen (contiued)
Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement with Change of Control	$3,545,833	$24,637	$1,465,842	$301,599	$5,617,008	$10,954,920

Stefan Wenger Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement	$385,000	—	$830,280	$91,649	—	$1,306,929

Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement with Change of Control	$1,010,000	$24,637	$1,502,796	$91,649	$1,512,035	$4,141,117

Karli Anderson Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement	$280,000	—	$105,792	—	—	$385,792

Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement with Change of Control	$840,000	$24,637	$346,444	—	$394,176	$1,605,257

William Heissenbuttel Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement	$400,000	—	$830,280	$838,435	—	$2,068,715

Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement with Change of Control	$1,047,500	$24,637	$1,502,796	$838,435	$1,512,035	$4,925,403

Bruce C. Kirchhoff Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement	$360,000	—	$830,280	$346,120	—	$1,630,940

Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement with Change of Control	$947,500	$19,254	$1,502,796	$346,120	$1,512,035	$4,327,705

William M. Zisch* Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement	—	—	—	—	—	—

Involuntary Termination, Voluntary Termination for Good Reason or Company Non-Renewal of Employment Agreement with Change of Control	—	—	—	—	—	—

*Mr. Zisch voluntarily terminated his employment with the Company effective December 9, 2014.  He did not receive any payments or benefits as a result of his termination.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning shares of common stock that are authorized and available for issuance under the Company’s equity compensation plan as of June 30, 2015.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders (1)	573,598	(2)	$62.79	(3)	611,170
Equity compensation plans not approved by stockholders (4)	—		—		—
Total	573,598		$62.79		611,170

(1)         Represents the Company’s 2004 Omnibus Long-Term Incentive Plan.

(2)         Includes 200,325 shares of common stock issuable upon the vesting of performance stock awards that vest upon the achievement of target performance objectives within five years of the grant.

(3)         Weighted-average exercise price does not take into account shares of common stock issuable upon vesting of performance stock awards, which do not have exercise prices.

(4)         The Company does not maintain equity compensation plans that have not been approved by its stockholders.

Proposal #4: Approve the Royal Gold, Inc. 2015 Omnibus Long-Term Incentive Plan

We seek stockholder approval of the Royal Gold, Inc. 2015 Omnibus Long-Term Incentive Plan (the “2015 LTIP”).  The 2015 LTIP includes certain material terms and conditions relating to performance-based compensation, which is intended to qualify under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  Our stockholders’ approval of the 2015 LTIP will constitute approval of the performance-based compensation terms of the 2015 LTIP for purposes of Section 162(m).

The Board of Directors considers stock-based incentive compensation an essential tool to attract and retain the highest caliber personnel on a long-term basis, and to align the interests of executive officers with the interests of our stockholders. Consistent with this view, the Board and stockholders approved the Company’s 2004 Omnibus Long-Term Incentive Plan in November 2004 and amendments in November 2008 and 2010 (referred to as the “2004 LTIP”), allowing us to grant several different types of stock-based compensation awards and giving us flexibility to adapt awards to changes in corporate objectives and the market.  The 2004 LTIP has a ten (10) year term, and expires on November 17, 2015.

In August 2015, based on the recommendation of the CNG Committee and subject to stockholder approval, the Board approved the 2015 LTIP.  If approved by our stockholders, the 2015 LTIP would establish a new long-term incentive plan which will:

(i)             Provide for the issuance of awards for up to 2,500,000 shares of our Company’s common stock;

(ii)   Establish material terms of performance-based compensation as required for awards to satisfy the criteria to be “qualified performance-based compensation” under Section 162(m) of the Code, including the addition of certain performance measures; and

(iii)       Include certain other terms and conditions as described below.

The purposes of the 2015 Plan are intended to (a) provide eligible individuals with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability, and that will benefit its stockholders and other important stakeholders, and (b) provide a means of recruiting, rewarding and retaining key personnel.  The 2015 Plan provides for the grant of awards of options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards and cash bonus awards.

If approved by our stockholders at the Annual Meeting, the 2015 LTIP will become effective as of the date of the Annual Meeting, and unless terminated sooner in accordance with the terms of the 2015 LTIP or extended with stockholder approval, the 2015 LTIP will terminate on the tenth anniversary of the Annual Meeting (November 11, 2025). Our Board may amend, suspend, or terminate the 2015 LTIP at any time; provided that no amendment, suspension, or termination may impair the rights or obligations under outstanding awards, without the consent of the grantee.  Our stockholders must approve any amendment to the 2015 LTIP to the extent determined by the Board or if such approval is required under applicable law or NASDAQ regulations.  Our stockholders also must approve any amendment that changes the no re-pricing, option pricing, and stock appreciation right pricing provisions of the 2015 LTIP.

We encourage stockholders to read the following summary of the 2015 LTIP, which is qualified in its entirety by the detailed provisions of the 2015 LTIP, attached as Annex A to this proxy statement and which is incorporated by reference into this proposal.

VOTE REQUIRED FOR APPROVAL

The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

APPROVAL OF THE ROYAL GOLD, INC. 2015 OMNIBUS LONG-TERM INCENTIVE PLAN.

KEY FEATURES OF THE 2015 LTIP

A summary of the key features and material terms of the 2015 LTIP is set forth below, and is qualified in its entirety by the detailed provisions of the 2015 LTIP, attached as Annex A to this proxy statement.  Capitalized terms used in the summary are defined in the 2015 LTIP.

SUMMARY OF MATERIAL DIFFERENCES IN THE 2015 LTIP COMPARED TO THE 2004 LTIP

Material differences in the 2015 LTIP compared to the 2004 LTIP include:

•                  Share issuance and usage:

•                  Provision for 2,500,000 shares to be issued under the 2015 LTIP.  In addition to these shares, the number of shares remaining available for future awards under the 2004 LTIP and the number of shares related to outstanding awards under the 2004 LTIP that terminate by expiration, forfeiture or cancellation after stockholder approval of the 2015 Plan would also be available for issuance under the 2015 LTIP.  The 2004 LTIP authorized an aggregate of 2,600,000 shares for issuance under the plan.  Of the 2,600,000 shares previously authorized, 345,065 shares remained available for new grants as of September 15, 2015.  As a result, if stockholders approve this proposal, the pool of shares available for future awards under the plan for grants going forward will be approximately 2,845,065, plus any shares attributable to awards already made under the 2004 LTIP which are subsequently forfeited, expire unexercised or are otherwise not issued and can be returned to the share pool. There were 788,922 of those shares (i.e., shares subject to outstanding awards) as of September 15, 2015; and

•                  Prohibition of liberal “share recycling” — the reissuance of shares that are tendered, withheld or surrendered in connection with the purchase of shares, not issued upon the net settlement or net exercise of a stock-settled stock appreciation right, or deducted from payment due to withholding obligations, or purchased by the Company with the proceeds of option exercises;

•                  Performance conditions:  Expansion of the list of performance measures to be approved by the stockholders as required for certain awards to be “qualified performance-based compensation” under Section 162(m) of the Code, to include gold equivalent ounces of production thresholds and other standard metrics;

•                  Minimum one-year vesting period:  Required for all equity awards (other than for director compensation and other circumstances in the discretion of the directors);

•                  Limitation on individual awards:  Increase the limit on individual awards from $1,000,000 to $2,000,000 for cash-denominated performance-based awards with a performance period of 12 months or less, and increase in the limit from $2,000,000 to $4,000,000 for cash-denominated performance-based awards with a performance period of greater than 12 months;

•                  Limitation on director awards:  Addition of a limit of $500,000 on the fair market value of shares that may be granted under the 2015 LTIP in a calendar year to a non-employee director;

•                  Change in control:  Clarification of the treatment of performance-based awards in connection with a change in control in which the Company’s awards are not assumed in the transaction.  Unless otherwise provided in an award agreement, if the performance period has not yet expired, the award will be treated as though target performance has been achieved;

•                  Plan definitions:

•                  Clarification of the definition of “Fair Market Value” to permit the CNG Committee to use any reasonable method consistent with the Code for purposes of determining taxable income and tax withholding obligations;

•                  Expansion of the definition of “Change in Control” to include a turnover of a majority of the Board of Directors, consistent with standard change in control definitions employed by public companies; and

•                  Other:  Clarification of the Code Section 280G cutback provisions to comply with Code Section 409A by specifying the payments which will be eliminated and the order in which they will be eliminated.

MATERIAL TERMS AND CONDITIONS RELATING TO PERFORMANCE-BASED

COMPENSATION IN THE 2015 LTIP

Stockholder approval of this proposal is intended to permit the awards paid to the Company’s covered employees under the 2015 LTIP to constitute “qualified performance-based compensation” for purposes of Section 162(m) of the Code and to enable the Company to deduct such compensation for U.S. federal income tax purposes if the requirements of Section 162(m) in addition to stockholder approval are satisfied.

Stockholder approval of this proposal will constitute approval of the Section 162(m) performance-based compensation terms and conditions described below, which we refer to as Performance Terms and which consist of provisions relating to (i) eligibility for awards, (ii) the maximum amount of performance-based compensation that may be paid under the 2015 LTIP during a specified period to any eligible person, and (iii) the performance measures that may be used under the 2015 LTIP to establish performance goals as a condition to the payment of the performance-based awards.  Even if this proposal is approved, the CNG Committee may exercise its discretion to award compensation under the 2015 LTIP that would not qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code limits publicly-held companies, such as the Company, to an annual deduction for U.S. federal income tax purposes of $1 million for compensation paid to each of their covered employees. For this purpose, “covered employees” include the Company’s chief executive officer and the Company’s other three highest compensated executive officers (other than the chief financial officer). However, performance-based compensation is excluded from the $1 million limitation. The 2015 LTIP is designed to permit the CNG Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, but it is not required under the 2015 LTIP that awards qualify for this exception.

To qualify as performance-based:

•                  The compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

•                  The performance goal under which compensation is paid must be established by a committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

•                  The material terms of the performance goal under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the Company before payment is made; and

•                  The CNG Committee must certify in writing, before payment of the compensation, that the performance goals and any other material terms were in fact satisfied.

Under the Code, a director is an “outside director” of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director.

In the case of compensation attributable to options or stock appreciation rights, the performance goal requirement (summarized in the first bullet above) is deemed satisfied, and the certification requirement (summarized in the fourth bullet above) is inapplicable, if (i) the grant or award is made by the CNG Committee; (ii) the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which such awards may be granted during a specified period to an employee; and (iii) under the terms of the option or stock appreciation right, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

Eligibility

All of the employees and directors of the Company or certain related entities, or a consultant or adviser to the Company or certain related entities, are eligible to receive awards under the 2015 LTIP.  As of September 30, 2015, there were approximately twenty employees and seven non-employee directors who are eligible to participate in the 2015 LTIP.

Award Limitations

The 2015 LTIP contains limitations on the maximum number of shares available for issuance with respect to specified types of awards. Subject to adjustments for changes in the Company’s capitalization:

•                  The maximum number of shares of common stock subject to options or stock appreciation rights that may be granted under the 2015 LTIP to any person in a calendar year is 100,000 shares;

•                  The maximum number of shares subject to awards other than options or stock appreciation rights that may be granted under the 2015 LTIP to any person in a calendar year is 100,000 shares;

•                  The maximum amount that may be paid as an annual incentive award (whether or not cash-settled) in a calendar year to any person is $2 million, and the maximum amount that may be paid as a cash-denominated performance award (whether or not cash-settled) in respect of a performance period in excess of twelve months to any person is $4 million; and

•                  The maximum fair market value of shares of stock that may be granted pursuant to awards in a calendar year to any non-employee director is $500,000.

Performance Measures

The performance goals for performance-based awards under the 2015 LTIP must be established in writing by the Board or the CNG Committee before the 90th day after the beginning of any performance period applicable to such award and while the outcome is substantially uncertain, or at such other date as may be required or permitted for performance-based compensation under Section 162(m) of the Code.  Under the 2015 LTIP, the performance goals upon which the payment or vesting of a performance-based award to a covered employee that is intended to qualify as performance-based compensation under Section 162(m) of the Code will be limited to the following performance measures, with or without adjustment:

(a)         net earnings or net income;

(b)         operating earnings or operating income;

(c)          income before income taxes;

(d)         pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items;

(e)          earnings per share;

(f)           share price, including growth measures and total stockholder return, including total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index;

(g)          earnings before interest and taxes;

(h)         earnings before interest, taxes, depreciation, and/or amortization;

(i)             earnings before interest, taxes, depreciation, and/or amortization as adjusted to exclude any one or more of the following:

•                  stock-based compensation expense;

•                  income from discontinued operations;

•                  gain on cancellation of debt;

•                  debt extinguishment and related costs;

•                  restructuring, separation, and/or integration charges and costs;

•                  reorganization and/or recapitalization charges and costs;

•                  impairment charges;

•                  acquisition, disposition, or merger-related events and expenses;

•                  gain or loss related to investments;

•                  sales and use tax settlements; and

•                  gain on non-monetary transactions;

(j)            sales, revenue, or production growth or targets, whether in general or by type of product, service, or customer;

(k)         gross or operating margins;

(l)             return measures, including return on assets, capital, investment, equity, sales, or revenue;

(m)     cash flow, including:

•                  operating cash flow;

•                  free cash flow, defined as earnings before interest, taxes, depreciation, and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the performance measure specified in clause (h) above) less capital expenditures, and free cash flow per share;

•                  levered free cash flow, defined as free cash flow less interest expense;

•                  cash flow return on equity; and

•                  cash flow return on investment;

(n)         productivity ratios;

(o)         ratio of debt to stockholders’ equity;

(p)         ratio of net debt to adjusted earnings before interest, taxes, depreciation, and/or amortization;

(q)         costs, reductions in cost, and cost control measures;

(r)            expense targets;

(s)           market or market segment share or penetration;

(t)            financial ratios as provided in credit agreements of the Company and its subsidiaries;

(u)         working capital, liquidity, debt, and coverage ratio targets;

(v)         completion of acquisitions of royalties, streams, businesses, or companies;

(w)       completion of divestitures and asset sales;

(x)         regulatory achievements or compliance;

(y)         customer satisfaction measurements;

(z)          execution of contractual arrangements or satisfaction of contractual requirements or milestones;

(aa)  product development achievements;

(bb)  royalty ounces in reserve;

(cc)    gross or net gold equivalent ounce measures;

(dd)  production, reserve, or resource-related measures; and

(ee)    any combination of the foregoing business criteria.

Under the 2015 LTIP, the CNG Committee may provide in any performance-based award that any evaluation of performance may include or exclude any of the following events that occur during a performance period:

•                  asset write-downs;

•                  disputes, litigation or claims, judgments or settlements;

•                  properties related to uncertain collections;

•                  changes in tax laws, accounting principles, or other laws or provisions affecting reported results;

•                  any reorganization or restructuring events or programs;

•                  extraordinary, non-core, non-operating, or non-recurring items;

•                  acquisitions or divestitures;

•                  foreign exchange gains and losses;

•                  impact of shares of common stock purchased through share repurchase programs;

•                  tax valuation allowance reversals;

•                  impairment expense; and

•                  environmental expense.

Performance under any of the foregoing performance measures may be used to measure the performance of (i) the Company and our subsidiaries and other affiliates as a whole; (ii) the Company, any subsidiary, and/or any other affiliate or any combination thereof; or (iii) any one or more business units or operating segments of the Company, any subsidiary, and/or any other affiliate, as the CNG Committee deems appropriate.  In addition, performance under any of the performance measures may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the CNG Committee. The CNG Committee may select performance under the performance measure of stock price for comparison to performance under one or more stock market indices designated or approved by the CNG Committee.  The CNG Committee has the authority to provide for accelerated vesting of any performance-based award based on the achievement of performance goals pursuant to the performance measures. The CNG Committee has the discretion to adjust awards that are intended to qualify as performance-based compensation, either on a formula or discretionary basis, or on any combination thereof, as the CNG Committee determines in a manner consistent with the requirements of Section 162(m) of the Code.

Share Issuance and Usage in the 2015 LTIP

The maximum number of shares of common stock that may be issued under the 2015 LTIP, consisting of authorized but unissued shares or issued shares that have been reacquired by the Company, will be equal to the sum of (i) 2,500,000 shares of common stock, plus (ii) the number of shares of common stock available for future awards under the 2004 LTIP as of the date of stockholder approval of the 2015 LTIP, plus (iii) the number of shares of common stock related to awards outstanding under the 2004 LTIP that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of common stock.  The maximum number of shares of common stock available for issuance pursuant to incentive stock options granted under the 2015 LTIP will be the same as the number of shares of common stock available for issuance under the 2015 LTIP.

Administration of the 2015 LTIP

The 2015 LTIP will be administered by our CNG Committee.  Each member of our CNG Committee is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, an “outside director” within the meaning of Section 162(m) of the Code, and an “independent director” in accordance with the rules of any Stock Exchange on which the Company’s common stock is listed.  The CNG Committee will determine all terms of awards granted under the 2015 LTIP, including, without limitation, the type of award and its terms and conditions and the number of shares of common stock subject to the award, if the award is equity-based. The CNG Committee will also interpret the provisions of the 2015 LTIP.

Fair Market Value Determination

The fair market value of a share of common stock will be, as of any date of determination, the closing price for a share as quoted on the NASDAQ on such date.

If there is no reported closing price on such date, the fair market value of a share of common stock will be the closing price of the common stock on the next preceding date for which such quotation exists. If our common stock is not listed on an established securities exchange or traded on an established securities market, the CNG Committee will determine the fair market value in good faith by reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code. On September 22, 2015, the closing price of our common stock as reported on the NASDAQ was $46.06 per share.

Types of Awards

The following is a discussion of the types of awards that may be granted under the 2015 LTIP.

Options.    The 2015 LTIP authorizes our CNG Committee to grant incentive stock options (as defined in Section 422 of the Code) and options that do not qualify as incentive stock options (“non-qualified stock options”). To the extent that the aggregate fair market value of shares of common stock determined on the date of grant with respect to which incentive stock options are exercisable for the first time during any calendar year exceeds $100,000, the option will be treated as a non-qualified stock option. The exercise price of each option will be determined by the CNG Committee, provided that the exercise price will be equal to or greater than 100% of the fair market value of the shares of common stock on the date of grant. If we were to grant incentive stock options to any 10 percent stockholder, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant.

The term of an option cannot exceed ten years from the date of grant. If we were to grant incentive stock options to any 10 percent stockholder, the term cannot exceed five years from the date of grant. The CNG Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability, or termination of employment during which options may be exercised.

Stock Appreciation Rights.    The 2015 LTIP authorizes our CNG Committee to grant stock appreciation rights that provide the grantee with the right to receive, upon exercise of the stock appreciation right, cash, shares of common stock, or a combination of the foregoing. The amount that the recipient will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of our common stock on the date of exercise over the stock appreciation right’s exercise price, which must be equal to or greater than 100% of the fair market value of our common stock on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by our CNG Committee. Stock appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of a stock appreciation right cannot exceed ten years from the date of grant.

Restricted Stock and Restricted Stock Units.    The 2015 LTIP also authorizes the CNG Committee to grant restricted stock and restricted stock units (including deferred stock units). Subject to the provisions of the 2015 LTIP, the CNG Committee will determine the terms and conditions of each award of restricted stock and restricted stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price (if any) for the shares of common stock subject to the award. Restricted stock and restricted stock units may vest solely by the passage of time and/or pursuant to achievement of performance goals, and the restrictions and/or the restricted period may differ with respect to each award of restricted stock and restricted stock units. An award will be subject to forfeiture if events specified by the CNG Committee occur before the lapse of the restrictions.

A grantee of restricted stock will have all the rights of a stockholder, including the right to vote the shares and receive dividends or distributions on the shares, except to the extent limited by the CNG Committee or the 2015 LTIP.  The CNG Committee may provide that any cash dividend payments or distributions paid on restricted stock either shall be reinvested in shares of common stock, or shall be paid in cash, in each case which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying shares of restricted stock. Grantees of restricted stock units will have no voting or dividend rights or other rights associated with share ownership, although the CNG Committee may award dividend equivalent rights on such units.  Grantees will not vest in dividends paid on performance-based awards of restricted stock or in dividend equivalent rights paid on performance-based awards of restricted stock units and will be required to forfeit and/or repay to the Company such dividends and dividend equivalent rights if the performance goals for the underlying awards are not achieved or such awards otherwise do not vest.

Dividend Equivalent Rights.    The 2015 LTIP authorizes our CNG Committee to grant dividend equivalent rights, which are rights entitling the grantee to receive credits for dividends or distributions that would be paid if the grantee had held a specified number of shares of common stock underlying the right. The CNG Committee may grant dividend equivalent rights to a grantee in connection with an award under the 2015 LTIP, or without regard to any other award, except that no dividend equivalent rights may be granted in connection with, or related to, an option or stock appreciation right.

Performance-Based Awards.  The 2015 LTIP authorizes the CNG Committee to grant options, stock appreciation rights, restricted stock, restricted stock units and other types of awards, including cash awards, that are made subject to the achievement of the performance goals described above.  As described above, the 2015 LTIP is designed to permit the CNG Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code.

Other Equity-Based Awards.    Our CNG Committee may grant other types of equity-based awards under the 2015 LTIP.  Other equity-based awards are payable in cash, shares of common stock or other equity, or a combination of the foregoing, and may be restricted or unrestricted, as determined by our CNG Committee. The terms and conditions that apply to other equity-based awards are determined by the CNG Committee.

Form of Payments

The exercise price for any option or the purchase price (if any) for restricted stock is generally payable (i) in cash or cash equivalents, (ii) to the extent the award agreement provides, by the surrender of shares of common stock with an aggregate fair market value, on the date of such surrender, of the exercise price or purchase price, (iii) to the extent permissible by applicable law and to the extent the award agreement provides, by payment through a broker in accordance with procedures set forth by the Company, or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable law, including net exercise and service rendered to the Company or our affiliates.

Effect of Change in Control

Except as otherwise provided in an award agreement or in another agreement with a grantee, if the Company experiences a change in control in which outstanding awards are being assumed or continued, the awards will continue under their original terms, with appropriate adjustments as to the number of shares of common stock and exercise prices of stock options and stock appreciation rights.

Except as otherwise provided in an award agreement or in another agreement with a grantee, if the Company experiences a change in control in which awards will not be assumed or continued by the surviving entity: (i) immediately before the change in control, except for performance awards, all restricted stock, restricted stock units, and dividend equivalent rights will vest, and all shares of common stock and/or cash subject to such awards will be delivered, and (ii) at the CNG Committee’s discretion, either or both of the following shall occur: (a) all options and stock appreciation rights will become exercisable fifteen days before the change in control and terminate upon the consummation of the change in control, or (b) all options, stock appreciation rights, restricted stock, restricted stock units, and dividend equivalent rights will be terminated and cashed out or redeemed for securities of equivalent value. Except as otherwise provided in an award agreement or in another agreement with a grantee, performance awards where the performance period has not yet expired will be treated as though target performance has been achieved.  Other equity-based awards will be governed by the terms of the applicable award agreement.

The effect of the foregoing terms is that the 2015 LTIP does not provide for single trigger accelerated vesting on a change in control unless the other party to the change in control chooses not to continue the outstanding awards following the change in control.

In summary, a change in control occurs under the 2015 LTIP if:

•                  With certain exclusions, any person acquires beneficial ownership of more than 50% of the total voting power of our common stock on a fully diluted basis;

•                  With certain exceptions, the members of the Board as of the date the stockholders approve the 2015 LTIP (the “Incumbent Board”) cease to constitute at least a majority of the Board;

•                  The Company consolidates with, or merges with or into any other person or entity, or any person or entity merges with or into the Company (regardless of whether the Company is the survivor) other than any transaction in which the stockholders immediately prior to the transaction own directly or indirectly at least a majority of the voting power of the voting stock of the surviving person or entity.

•                  There is a sale, in one transaction or series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries; or

•                  Our stockholders adopt a plan or proposal for the liquidation, dissolution or winding up of the Company.

No Repricing

Except in connection with certain corporate transactions involving the Company, we may not: (i) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price of such outstanding options or stock appreciation rights; (ii) cancel outstanding options or stock appreciation rights in exchange for or substitution of options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; or (iii) cancel outstanding options or stock appreciation rights with an exercise price above the current fair market value in exchange for cash or other securities, in each case, unless such action (a) is subject to and approved by the Company’s stockholders or (b) would not be deemed to be a repricing under the rules of the NASDAQ or any established stock exchange or securities market on which our common stock is listed or publicly traded.

Summary of U.S. Federal Income Tax Consequences

The U.S. federal income tax consequences of awards under the 2015 LTIP for participants and the Company will depend on the type of award granted. The following summary description of U.S. federal income tax consequences is intended only for the general information of stockholders. A participant in the 2015 LTIP should not rely on this description and instead should consult his or her own tax advisor.

Incentive Stock Options.    The grant of an incentive stock option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain (or loss) realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain (or loss) if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the incentive stock option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options.    The grant of a non-qualified option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights.    There are no immediate U.S. federal income tax consequences of receiving an award of stock appreciation rights under the 2015 LTIP.  Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the shares of restricted stock are nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units.    There are no immediate U.S. federal income tax consequences of receiving an award of restricted stock units under the 2015 LTIP. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued, or in the case of a cash-settled award, the amount of the cash payment made, to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights.    Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Section 280G of the Code.    To the extent payments which are contingent on a change in control are determined to exceed certain limitations, such payments may be subject to a 20% nondeductible excise tax, and the Company’s deduction with respect to the associated compensation expense may be disallowed in whole or in part. The 2015 LTIP includes a Section 280G “best after tax” provision, meaning, if any of the payments under the 2015 LTIP or otherwise would constitute parachute payments within the meaning of Section 280G of the Code and be subject to the excise tax imposed under Section 4999 of the Code, the payments will be reduced by the amount required to avoid the excise tax if such a reduction would give the grantee a better after-tax result than if the grantee received the payments in full.

Registration with the SEC

If the 2015 LTIP is approved by our stockholders, we intend to file a Registration Statement on Form S-8 relating to the 2015 LTIP with the Securities and Exchange Commission pursuant to the Securities Act as soon as is practicable after such approval.

NEW PLAN BENEFITS

As described above, the CNG Committee, in its discretion, will select the participants who receive awards and the size and types of those awards, if the plan is approved by stockholders. It is, therefore, not possible to predict the awards that will be made to particular individuals or groups under the plan.  Performance shares awarded to the NEOs in fiscal year 2015 under the 2004 LTIP are set forth in the Grants of Plan-Based Awards in Fiscal 2015 table. The value of restricted stock awarded to non-employee directors in fiscal year 2015 under the 2004 LTIP is set forth in the Director Compensation table.

Other Information

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership in the Company’s equity securities to the Securities and Exchange Commission.  Officers, Directors and greater than 10% stockholders are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file.  Based solely on its review of copies of such reports received and written representations from such persons that no other reports were required for those persons, the Company believes that all filing requirements applicable to its officers, Directors and greater than 10% stockholders were timely met for fiscal year 2015.

OTHER BUSINESS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his own judgment on such matters.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2016 Annual Meeting of Stockholders and to be included in the Company’s proxy materials for the 2016 Annual Meeting of Stockholders must be received by the Company at its principal executive office in Denver, Colorado, by June 3, 2016, if such proposals are to be considered timely and included in the proxy materials. The inclusion of any stockholder proposal in the proxy materials for the 2016 Annual Meeting of Stockholders will be subject to applicable rules of the Securities and Exchange Commission.

Stockholders may present proposals for the 2016 Annual Meeting that are proper subjects for consideration at the Annual Meeting even if the proposal is not submitted by the deadline for inclusion in the proxy materials.  To do so, the proposal must be received not less than 90 but no more than 120 days prior to November 11, 2016 (which is the first anniversary of the 2015 Annual Meeting of Stockholders).  If the number of Directors to be elected at the 2016 Annual Meeting is increased and there is no public announcement by the Company specifying the size of the increased Board at least 100 days before November 11, 2016 (which is the first anniversary of the 2015 Annual Meeting), the stockholder’s notice with respect to nominees for any new positions created by such increase must be received not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

Proxies for the 2016 Annual Meeting of Stockholders will confer discretionary authority to vote with respect to all proposals of which the Company does not receive proper notice by August 15, 2016.

ANNUAL REPORT ON FORM 10-K

Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the Annual Meeting, the Company will provide, without charge, a copy of its Annual Report on Form 10-K including financial statements and any required financial statement schedules, as filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2015. Requests for a copy of the Annual Report should be mailed, faxed, or sent via e-mail to Bruce C. Kirchhoff, Vice President, General Counsel and Secretary, Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202-1132, 303-595-9385 (fax), or bkirchhoff@royalgold.com.

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials and the Annual Report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice and, if applicable, these proxy materials or the Annual Report, or to receive a separate copy of our proxy materials in the future, stockholders may contact us at the following address:

Bruce C. Kirchhoff

Vice President, General Counsel and Secretary

Royal Gold, Inc.

1660 Wynkoop Street, Suite 1000

Denver, Colorado 80202-1132

303-595-9385 (fax)

bkirchhoff@royalgold.com

Stockholders who hold shares in street name (as described on page 1) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

* * * * * * * * * * * * * *

BY ORDER OF THE BOARD OF DIRECTORS

Bruce C. Kirchhoff
Vice President, General Counsel and Secretary

Denver, Colorado
October 1, 2015

ANNEX A

ROYAL GOLD, INC.

2015 OMNIBUS LONG-TERM INCENTIVE PLAN

i

ii

iii

ROYAL GOLD, INC.

2015 OMNIBUS LONG-TERM INCENTIVE PLAN

1.                                      PURPOSE

The Plan is intended to (a) provide eligible individuals with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability and that will benefit its stockholders and other important stakeholders, and (b) provide a means of recruiting, rewarding, and retaining key personnel.  To this end, the Plan provides for the grant of Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Unrestricted Stock, Dividend Equivalent Rights, Performance Shares and other Performance-Based Awards, Other Equity-Based Awards, and cash bonus awards.  Any of these Awards may, but need not, be made as performance incentives to reward the holders of such Awards for the achievement of performance goals in accordance with the terms of the Plan.  Options granted under the Plan may be Nonqualified Stock Options or Incentive Stock Options, as provided herein.

2.                                      DEFINITIONS

For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:

2.1                               “Affiliate” shall mean any Person that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.  For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a Controlling Interest in such entity.

2.2                               “Applicable Laws” shall mean the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Common Stock is listed or publicly traded.

2.3                               “Award” shall mean a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.

2.4                               “Award Agreement” shall mean the written agreement, in such written, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.

2.5                               “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

2.6                               “Benefit Arrangement” shall mean any formal or informal plan or other arrangement for the direct or indirect provision of compensation to a Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee.

2.7                               “Board” shall mean the Board of Directors of the Company.

2.8                               “Cause” shall have the meaning set forth in an applicable agreement between a Grantee and the Company or an Affiliate, and in the absence of any such agreement, shall mean, with respect to any Grantee and as determined by the Committee, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of, or pleading guilty or nolo contendere to, a criminal offense (other than minor offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property, or non-competition agreements, if any, between such Grantee and the Company or an Affiliate.  Any determination by the Committee regarding whether an event constituting Cause shall have occurred shall be final, binding, and conclusive.

2.9                               “Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all shares of Common Stock.

2.10                        “Change in Control” shall mean, subject to Section 18.10, the occurrence of any of the following:

(a)                                 A transaction or a series of related transactions whereby any Person or Group (other than the Company or any Affiliate) becomes the Beneficial Owner of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;

(b)                                 Individuals who, as of the Effective Date constitute the Board (the “Incumbent Board”) (together with any new directors whose election by such Incumbent Board or whose nomination by such Incumbent Board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such Incumbent Board then in office who either were members of such Incumbent Board or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;

(c)                                  The Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company (regardless of whether the Company is the surviving Person), other than any such transaction in which the Prior Stockholders own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such reorganization, merger, or consolidation transaction immediately after such transaction;

(d)                                 The consummation of any direct or indirect sale, lease, transfer, conveyance, or other disposition (other than by way of reorganization, merger, or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person or Group (other than the Company or any Affiliate); or

(e)                                  The stockholders of the Company adopt a plan or proposal for the liquidation, winding up, or dissolution of the Company.

The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.

2.11                        “Code” shall mean the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto.  References in the Plan to any Code Section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.

2.12                        “Committee” shall mean a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

2.13                        “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company and any other class or series of common stock of the Company that may be issued and outstanding from time to time.

2.14                        “Company” shall mean Royal Gold, Inc. and any successor thereto.

2.15                        “Controlling Interest” shall have the meaning set forth in Treasury Regulation Section 1.414(c)-2(b)(2)(i); provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where a grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.16                        “Covered Employee” shall mean a Grantee who is, or could become, a “covered employee” within the meaning of Code Section 162(m)(3).

2.17                        “Deferred Stock Unit” shall mean a Restricted Stock Unit, the terms of which provide for delivery of the underlying shares of Stock, cash, or a combination thereof subsequent to the date of vesting, at a time or times consistent with the requirements of Code Section 409A.

2.18                        “Disability” shall mean the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than twelve (12) months; provided that, with respect to rules regarding the expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2

2.19                        “Disqualified Individual” shall have the meaning set forth in Code Section 280G(c).

2.20                        “Dividend Equivalent Right” shall mean a right, granted to a Grantee pursuant to Article 12, entitling the Grantee thereof to receive, or to receive credits for the future payment of, cash, Stock, other Awards, or other property equal in value to dividend payments or distributions, or other periodic payments, declared or paid with respect to a number of shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) as if such shares of Stock had been issued to and held by the Grantee of such Dividend Equivalent Right as of the record date.

2.21                        “Effective Date” shall mean the date the Plan is approved by the Company’s stockholders.

2.22                        “Employee” shall mean, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.23                        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.24                        “Fair Market Value” shall mean the fair market value of a share of Stock for purposes of the Plan, which shall be, as of any date of determination:

(a)                                 If on such date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination).  If there is no such reported closing price on such date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b)                                 If on such date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.24 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value will be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided, further, that the Committee shall determine the Fair Market Value of shares of Stock for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, and/or any tax withholding obligation on the same date on which such shares can first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and Stock Appreciation Rights, as described in Section 14.3, and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including but not limited to using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

2.25                        “Family Member” shall mean, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.26                        “Fully Diluted Basis” shall mean, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion, or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in-the-money as of such date of determination.

2.27                        “Grant Date” shall mean, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award

3

under Article 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

2.28                        “Grantee” shall mean a Person who receives or holds an Award under the Plan.

2.29                        “Group” shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.

2.30                        “Incentive Stock Option” shall mean an “incentive stock option” within the meaning of Code Section 422.

2.31                        “Nonqualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.32                        “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Exchange Act.

2.33                        “Officer” shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.

2.34                        “Option” shall mean an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Article 8.

2.35                        “Option Price” shall mean the per share exercise price for shares of Stock subject to an Option.

2.36                        “Other Agreement” shall mean any agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G and/or Code Section 4999.

2.37                        “Other Equity-Based Award” shall mean an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, or a Performance Share or other Performance-Based Award.

2.38                        “Outside Director” shall have the meaning set forth in Code Section 162(m)(4)(C)(i).

2.39                        “Parachute Payment” shall mean a “parachute payment” within the meaning of Code Section 280G(b)(2).

2.40                        “Performance-Based Award” shall mean an Award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Other Equity-Based Awards, or cash made subject to the achievement of performance goals (as provided in Article 13) over a Performance Period specified by the Committee.

2.41                        “Performance-Based Compensation” shall mean compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for Qualified Performance-Based Compensation paid to Covered Employees.  Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for Qualified Performance-Based Compensation does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

2.42                        “Performance Measures” shall mean measures as specified in Section 13.6.4 on which the performance goal or goals under Performance-Based Awards are based and which are approved by the Company’s stockholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

2.43                        “Performance Period” shall mean the period of time, up to ten (10) years, during or over which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.44                        “Performance Shares” shall mean a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Stock, made subject to the achievement of performance goals (as provided in Article 13) over a Performance Period of up to ten (10) years.

2.45                        “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof; provided that, for purposes of Section 2.10(a) and Section 2.10(d), Person shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.

2.46                        “Plan” shall mean this Royal Gold, Inc. 2015 Omnibus Long-Term Incentive Plan, as amended from time to time.

4

2.47                        “Prior Plan” shall mean the Royal Gold, Inc. 2004 Omnibus Long-Term Incentive Plan, as amended from time to time.

2.48                        “Prior Stockholders” shall mean the holders of equity securities that represented one hundred percent (100%) of the Voting Stock of the Company immediately prior to a reorganization, merger, or consolidation involving the Company (or other equity securities into which such equity securities are converted as part of such reorganization, merger, or consolidation transaction).

2.49                        “Qualified Performance-Based Compensation” shall have the meaning set forth in Code Section 162(m).

2.50                        “Restricted Period” shall mean a period of time established by the Committee during which an Award of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is subject to restrictions.

2.51                        “Restricted Stock” shall mean shares of Stock awarded to a Grantee pursuant to Article 10.

2.52                        “Restricted Stock Unit” shall mean a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Article 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.

2.53                        “SAR Price” shall mean the per share exercise price of a SAR.

2.54                        “Securities Act” shall mean the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.55                        “Securities Market” shall mean an established securities market.

2.56                        “Separation from Service” shall have the meaning set forth in Code Section 409A.

2.57                        “Service” shall mean service qualifying a Grantee as a Service Provider to the Company or an Affiliate.  Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.  Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive.  If a Service Provider’s employment or other Service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other Service relationship to the Company or any other Affiliate.

2.58                        “Service Provider” shall mean (a) an Employee or director of the Company or an Affiliate, or (b) a consultant or adviser to the Company or an Affiliate (i) who is a natural person, (ii) who is currently providing bona fide services to the Company or an Affiliate, and (iii) whose services are not in connection with the Company’s sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s Capital Stock.

2.59                        “Service Recipient Stock” shall have the meaning set forth in Code Section 409A.

2.60                        “Share Limit” shall have the meaning set forth in Section 4.1.

2.61                        “Short-Term Deferral Period” shall have the meaning set forth in Code Section 409A.

2.62                        “Stock” shall mean the common stock, par value $0.01 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 16.1.

2.63                        “Stock Appreciation Right” or “SAR” shall mean a right granted to a Grantee pursuant to Article 9.

2.64                        “Stock Exchange” shall mean the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, or another established national or regional stock exchange.

2.65                        “Subsidiary” shall mean any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of Voting Stock.  In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.

5

2.66                        “Substitute Award” shall mean an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of the Company, an Affiliate, or a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.67                        “Ten Percent Stockholder” shall mean a natural Person who owns more than ten percent (10%) of the total combined voting power of all classes of Voting Stock of the Company, the Company’s parent (if any), or any of the Company’s Subsidiaries.  In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.68                        “Unrestricted Stock” shall mean Stock that is free of any restrictions.

2.69                        “Voting Stock” shall mean, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers, or other voting members of the governing body of such Person.

3.                                      ADMINISTRATION OF THE PLAN

3.1                               Committee.

3.1.1                     Powers and Authorities.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.  Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement.  All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws.  Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all Persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.

In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2                     Composition of the Committee.

The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan.  Each member of the Committee shall be (a) a Non-Employee Director, (b) an Outside Director, and (c) an independent director in accordance with the rules of any Stock Exchange on which the Stock is listed; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee.  Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3                     Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which (a) may administer the Plan with respect to Grantees who are not Officers or directors of the Company, (b) may grant Awards under the Plan to such Grantees, and (c) may determine all terms of such Awards, in each case, excluding (for the avoidance of doubt) Performance-Based Awards intended to constitute Qualified Performance-Based Compensation and subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act and the rules of any Stock Exchange or Securities Market on which the Common Stock is listed or publicly traded.

3.1.4                     Delegation by Committee.

To the extent permitted by Applicable Laws, the Committee may, by resolution, delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company

6

designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) Officers, (ii) Covered Employees, or (iii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan, any Award, or any Award Agreement.  Any delegation hereunder will be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter.  Nothing in the Plan will be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company.  At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 will serve in such capacity at the pleasure of the Committee.  Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority will have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

3.2          Board.

The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.

3.3          Terms of Awards.

3.3.1       Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a)           designate Grantees;

(b)           determine the type or types of Awards to be made to a Grantee;

(c)           determine the number of shares of Stock to be subject to an Award or to which an Award relates;

(d)           establish the terms and conditions of each Award (including the Option Price, the SAR Price, and the purchase price for applicable Awards; the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto; the treatment of an Award in the event of a Change in Control (subject to applicable agreements); and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(e)           prescribe the form of each Award Agreement evidencing an Award;

(f)            subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural Persons who are foreign nationals or are natural Persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award; and

(g)           make Substitute Awards.

3.3.2       Forfeiture; Recoupment.

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company or Affiliate policy or procedure, (f) other agreement, or (g) other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement.  If the Grantee of an outstanding Award is an Employee of the Company or an Affiliate and such Grantee’s Service is terminated for Cause, the Committee may annul such Grantee’s outstanding Award as of the date of the Grantee’s termination of Service for Cause.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company (x) to the extent set forth in this Plan or an Award Agreement or (y) to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate “clawback” or recoupment policy that is adopted to comply with the requirements of any

7

Applicable Laws, or (2) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws.

3.4          No Repricing Without Stockholder Approval.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Price, as applicable, that is less than the Option Price or SAR Price, as applicable, of the original Options or SARs; or (c) cancel outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash or other securities, in each case, unless such action (i) is subject to and approved by the Company’s stockholders or (ii) would not be deemed to be a repricing under the rules of any Stock Exchange or Securities Market on which the Common Stock is listed or publicly traded.

3.5          Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Deferred Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV); provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs.  Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs.

3.6          Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.                                      STOCK SUBJECT TO THE PLAN

4.1          Number of Shares of Stock Available for Awards.

Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Article 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be two million five hundred thousand (2,500,000) shares of Stock, plus (i) the number of shares of Stock remaining available for future awards under the Prior Plan as of the Effective Date, plus (ii) the number of shares of Stock related to awards outstanding under the Prior Plan as of the Effective Date that thereafter terminate by expiration, forfeiture, or cancellation (the “Share Limit”).  Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee.  Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock reserved for issuance under the Plan shall be available for issuance pursuant to the Incentive Stock Options.

4.2          Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction.  Shares available for issuance under a stockholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Common Stock is listed or publicly traded.

4.3          Share Usage.

(a)           Shares of Stock covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.

8

(b)           Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Article 10, will be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award.  The number of shares of Stock subject to an Award of SARs will be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise of the SARs.  At a minimum, the target number of shares issuable under a Performance Share grant shall be counted against the Share Limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such target number of shares.

(c)           If any shares of Stock covered by an Award are not purchased or are forfeited or expire or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the Plan.

(d)           The number of shares of Stock available for issuance under the Plan will not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award granted under the Plan or an award under the Prior Plan surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled SAR granted under the Plan or the Prior Plan, (iii) deducted or delivered from payment of an Award granted under the Plan or the Prior Plan in connection with the Company’s tax withholding obligations as provided in Section 18.3 (or the equivalent provisions of the Prior Plan), or (iv) purchased by the Company with proceeds from Option exercises.

5.                                      TERM; AMENDMENT AND TERMINATION

5.1          Term.

The Plan shall become effective as of the Effective Date.  Following the Effective Date, no awards shall be made under the Prior Plan.  Notwithstanding the foregoing, shares of Stock reserved under the Prior Plan to settle awards, including performance-based awards, which are made under the Prior Plan prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards.  The Plan shall terminate on the first to occur of (a) the tenth (10th) anniversary of the Effective Date, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 16.3; provided, however, that Incentive Stock Options may not be granted under the Plan after the tenth (10th) anniversary of the date of the Board’s adoption of the Plan.  Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).

5.2          Amendment, Suspension, and Termination.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair the rights or obligations under any such Award.  The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws.

6.                                      AWARD ELIGIBILITY AND LIMITATIONS

6.1          Eligible Grantees.

Subject to this Article 6, Awards may be made under the Plan to (a) any Service Provider, as the Committee shall determine and designate from time to time, and (b) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2          Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, but subject to adjustment as provided in Article 16:

(a)           The maximum number of shares of Stock that may be granted under the Plan, pursuant to Options or SARs, in a calendar year to any Person eligible for an Award under Section 6.1 is one hundred thousand (100,000) shares;

9

(b)           The maximum number of shares of Stock that may be granted under the Plan, pursuant to Awards other than Options or SARs that are Stock-denominated and are either Stock- or cash-settled, in a calendar year to any Person eligible for an Award under Section 6.1 is one hundred thousand (100,000) shares; and

(c)           The maximum amount that may be paid as a cash-denominated Performance-Based Award (whether or not cash-settled) for a Performance Period of twelve (12) months or less to any Person eligible for an Award under Section 6.1 shall be two million dollars ($2,000,000), and the maximum amount that may be paid as a cash-denominated Performance-Based Award (whether or not cash-settled) for a Performance Period of greater than twelve (12) months to any Person eligible for an Award under Section 6.1 shall be four million dollars ($4,000,000).

(d)           The maximum Fair Market Value of shares of Stock that may be granted under the Plan pursuant to Awards in a calendar year to any non-employee director of the Company is five hundred thousand dollars ($500,000).

6.3          Stand-Alone, Additional, Tandem, and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate.  Such additional, tandem, exchange, or Substitute Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate.  Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.                                      AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine.  Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Nonqualified Stock Options.  In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

8.                                      TERMS AND CONDITIONS OF OPTIONS

8.1          Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option.  Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that, in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of one (1) share of Stock.

8.2          Vesting and Exercisability.

Subject to Sections 8.3 and 16.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing; provided that no Option shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.

8.3          Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that, in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended

10

to be an Incentive Stock Option shall not be exercisable after the fifth (5th) anniversary of the Grant Date of such Option; and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural Person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of a period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

8.4          Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5          Limitations on Exercise of Option.

Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Article 16 which results in the termination of such Option.

8.6          Method of Exercise.

Subject to the terms of Article 14 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee.  Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7          Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other Person.  Except as provided in Article 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8          Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.6.

8.9          Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option.  Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10        Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member.  For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity.  Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer.  Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of

11

descent and distribution.  The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11        Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement, and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000).  Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12        Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition immediately but in no event later than ten (10) days thereafter.

9.                                      TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1          Right to Payment and SAR Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one (1) share of Stock on the date of exercise, over (b) the SAR Price as determined by the Committee.  The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.  SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award, or without regard to any Option or other Award; provided that a SAR that is granted in tandem with all or part of an Option will have the same term, and expire at the same time, as the related Option; provided, further, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

9.2          Other Terms.

The Committee shall determine, on the Grant Date or thereafter, the time or times at which, and the circumstances under which, a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements); the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions; the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award; and any and all other terms and conditions of any SAR; provided that no SARs shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.

9.3          Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4          Rights of Holders of SARs.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising a SAR shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other Person.  Except as provided in Article 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.

12

9.5          Transferability of SARs.

Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR.  Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.6          Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member.  For the purpose of this Section 9.6, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity.  Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer.  Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.

10.                               TERMS AND CONDITIONS OF RESTRICTED STOCK, RESTRICTED STOCK UNITS, AND DEFERRED STOCK UNITS

10.1        Grant of Restricted Stock, Restricted Stock Units, and Deferred Stock Units.

Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2        Restrictions.

At the time a grant of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is made, the Committee may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units as provided in Article 13.  Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3        Registration; Restricted Stock Certificates.

Pursuant to Section 3.6, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement.  Subject to Section 3.6 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock.  The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4        Rights of Holders of Restricted Stock.

Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock.  The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that (a) any cash dividend payments or distributions paid on Restricted Stock shall be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock or (b) any dividend payments or distributions declared or paid on shares of Restricted Stock shall only be made or paid upon

13

satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock.  Dividend payments or distributions declared or paid on shares of Restricted Stock which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such shares of Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such shares of Restricted Stock shall promptly forfeit and, to the extent already paid or distributed, repay to the Company such dividend payments or distributions.  All stock dividend payments or distributions, if any, received by a Grantee with respect to shares of Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock.

10.5        Rights of Holders of Restricted Stock Units and Deferred Stock Units.

10.5.1     Voting and Dividend Rights.

Holders of Restricted Stock Units and Deferred Stock Units shall have no rights as stockholders of the Company (for example, the right to receive dividend payments or distributions attributable to the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, to direct the voting of the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, or to receive notice of any meeting of the Company’s stockholders).

10.5.2     Creditor’s Rights.

A holder of Restricted Stock Units or Deferred Stock Units shall have no rights other than those of a general unsecured creditor of the Company.  Restricted Stock Units and Deferred Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6        Termination of Service.

Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock, Restricted Stock Units, or Deferred Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.  Upon forfeiture of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends or Dividend Equivalent Rights, as applicable, with respect to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units.

10.7                        Purchase of Restricted Stock and Shares of Stock Subject to Restricted Stock Units and Deferred Stock Units.

The Grantee of an Award of Restricted Stock, vested Restricted Stock Units, or vested Deferred Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Restricted Stock Units or Deferred Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Restricted Stock Units or Deferred Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Restricted Stock Units or Deferred Stock Units.  Such purchase price shall be payable in a form provided in Article 14 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company or an Affiliate.

10.8        Delivery of Shares of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to Restricted Stock, Restricted Stock Units, or Deferred Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.6, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be.  Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Restricted Stock Unit or Deferred Stock Unit once the shares of Stock represented by such Restricted Stock Unit or Deferred Stock Unit have been delivered in accordance with this Section 10.8.

14

11.                               TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

11.1        Unrestricted Stock Awards.

The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Unrestricted Stock under the Plan.  Awards of Unrestricted Stock may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of Service rendered or, if so provided in the related Award Agreement or a separate agreement, to be rendered by the Grantee to the Company or an Affiliate or other valid consideration, in lieu of or in addition to any cash compensation due to such Grantee.

11.2        Other Equity-Based Awards.

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan.  Awards granted pursuant to this Section 11.2 may be granted with vesting, value, and/or payment contingent upon the achievement of one or more performance goals.  The Committee shall determine the terms and conditions of Other Equity-Based Awards on the Grant Date or thereafter.  Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.  Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.                               TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

12.1        Dividend Equivalent Rights.

A Dividend Equivalent Right may be granted hereunder, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock or Awards, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation).  Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment.  Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee.  A Dividend Equivalent Right granted as a component of another Award may (a) provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award or (b) contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and, to the extent already paid or distributed, repay to the Company payments or distributions made in connection with such Dividend Equivalent Rights.

12.2        Termination of Service.

Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

13.                               TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

13.1        Grant of Performance-Based Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards in such amounts and upon such terms as the Committee shall determine.

13.2        Value of Performance-Based Awards.

Each grant of a Performance-Based Award shall have an initial cash value or an actual or target number of shares of Stock that is established by the Committee as of the Grant Date.  The Committee shall set performance goals in its discretion

15

which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.

13.3        Earning of Performance-Based Awards.

Subject to the terms of the Plan, in particular Section 13.6.3, after the applicable Performance Period has ended, the Grantee of a Performance-Based Award shall be entitled to receive a payout of the value earned under such Performance-Based Award by such Grantee over such Performance Period.

13.4        Form and Timing of Payment of Performance-Based Awards.

Payment of the value earned under Performance-Based Awards shall be made, as determined by the Committee, in the form, at the time, and in the manner described in the applicable Award Agreement.  Subject to the terms of the Plan, the Committee, in its sole discretion, (i) may pay the value earned under Performance-Based Awards in the form of cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, and (ii) shall pay the value earned under Performance-Based Awards at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Performance-Based Awards, such payment shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which such Performance Period ends.

13.5        Performance Conditions.

The right of a Grantee to exercise or to receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.  The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.  If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

13.6        Performance-Based Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute Qualified Performance-Based Compensation for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Performance-Based Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 13.6.

13.6.1     Performance Goals Generally.

The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13.6.  Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.”  The Committee may determine that such Awards shall be granted, exercised, and/or settled upon achievement of any single performance goal or of two (2) or more performance goals.  Performance goals may differ for Performance-Based Awards granted to any one Grantee or to different Grantees.

13.6.2     Timing For Establishing Performance Goals.

Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) ninety (90) days after the beginning of any Performance Period applicable to such Performance-Based Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Performance-Based Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

13.6.3     Payment of Awards; Other Terms.

Payment of Performance-Based Awards shall be in cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, in each case as determined in the sole discretion of the Committee.  The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Performance-Based Awards.  The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Performance-Based Awards.  In the event payment of

16

the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

13.6.4     Performance Measures.

The vesting or payment of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be conditioned on one or more of the following Performance Measures, with or without adjustment (including pro forma adjustments):

(a)           net earnings or net income;

(b)           operating earnings or operating income;

(c)           income before income taxes;

(d)           pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items;

(e)           earnings per share;

(f)            share price, including growth measures and total stockholder return, including total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index;

(g)           earnings before interest and taxes;

(h)           earnings before interest, taxes, depreciation, and/or amortization;

(i)            earnings before interest, taxes, depreciation, and/or amortization as adjusted to exclude any one or more of the following:

•              stock-based compensation expense;

•              income from discontinued operations;

•              gain on cancellation of debt;

•              debt extinguishment and related costs;

•              restructuring, separation, and/or integration charges and costs;

•              reorganization and/or recapitalization charges and costs;

•              impairment charges;

•              acquisition, disposition, or merger-related events and expenses;

•              gain or loss related to investments;

•              sales and use tax settlements; and

•              gain on non-monetary transactions;

(j)            sales, revenue, or production growth or targets, whether in general or by type of product, service, or customer;

(k)           gross or operating margins;

(l)            return measures, including return on assets, capital, investment, equity, sales, or revenue;

(m)          cash flow, including:

•              operating cash flow;

•                                          free cash flow, defined as earnings before interest, taxes, depreciation, and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures, and free cash flow per share;

•              levered free cash flow, defined as free cash flow less interest expense;

•              cash flow return on equity; and

17

•              cash flow return on investment;

(n)           productivity ratios;

(o)           ratio of debt to stockholders’ equity;

(p)           ratio of net debt to adjusted earnings before interest, taxes, depreciation, and/or amortization;

(q)           costs, reductions in cost, and cost control measures;

(r)            expense targets;

(s)            market or market segment share or penetration;

(t)            financial ratios as provided in credit agreements of the Company and its subsidiaries;

(u)           working capital, liquidity, debt, and coverage ratio targets;

(v)           completion of acquisitions of royalties, streams, businesses, or companies;

(w)          completion of divestitures and asset sales;

(x)           regulatory achievements or compliance;

(y)           customer satisfaction measurements;

(z)           execution of contractual arrangements or satisfaction of contractual requirements or milestones;

(aa)         product development achievements;

(bb)         royalty ounces in reserve;

(cc)         gross or net gold equivalent ounce measures;

(dd)         production, reserve, or resource-related measures; and

(ee)         any combination of the foregoing business criteria.

Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company, its Subsidiaries, and other Affiliates as a whole, (ii) the Company, any Subsidiary, any other Affiliate, or any combination thereof, or (iii) any one or more business units or operating segments of the Company, any Subsidiary, and/or any other Affiliate, in each case as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate.  In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (f) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee shall also have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 13.

13.6.5     Evaluation of Performance.

The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events or the effect of such events that occur during a Performance Period: (a) asset write-downs; (b) disputes, litigation or claims, judgments, or settlements; (c) properties related to uncertain collections; (d) changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (e) any reorganization or restructuring events or programs; (f) extraordinary, non-core, non-operating, or non-recurring items; (g) acquisitions or divestitures; (h) foreign exchange gains and losses; (i) impact of shares of Stock purchased through share repurchase programs; (j) tax valuation allowance reversals; (k) impairment expense; and (l) environmental expense.  To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

13.6.6     Adjustment of Performance-Based Compensation.

The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

18

13.6.7     Committee Discretion.

In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m).  In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 13.6.4.

13.6.8     Status of Awards Under Code Section 162(m).

It is the intent of the Company that Performance-Based Awards under Section 13.6 granted to Grantees who are designated by the Committee as likely to be Covered Employees shall, if so designated by the Committee, constitute Qualified Performance-Based Compensation.  Accordingly, the terms of Section 13.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m).  If any provision of the Plan, the applicable Award Agreement, or any other agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

14.                               FORMS OF PAYMENT

14.1        General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units shall be made in cash or in cash equivalents acceptable to the Company.

14.2        Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

14.3        Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and/or any withholding taxes described in Section 18.3.

14.4        Other Forms of Payment.

To the extent that the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units may be made in any other form that is consistent with Applicable Laws, including (a) with respect to Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units only, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (b) with the consent of the Company, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price and/or the required tax withholding amount.

15.                               REQUIREMENTS OF LAW

15.1        General.

The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, an Affiliate, or any other Person of any provision of the Company’s certificate of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations.  If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or

19

in connection with, the offering, sale, issuance, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold, or issued to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award.  Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act.  Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive.  The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws.  As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2        Rule 16b-3.

During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan.  In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

16.                               EFFECT OF CHANGES IN CAPITALIZATION

16.1        Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of Capital Stock for which grants of Options and other Awards may be made under the Plan, including the Share Limit set forth in Section 4.1 and the individual share limitations set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event.  The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.  Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of Capital Stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

16.2                        Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 16.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation. Subject to any

20

contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares of Capital Stock subject to such Award, or received by the Grantee, as a result of such reorganization, merger, or consolidation.  In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 16.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the Capital Stock that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.

16.3        Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a)           Immediately prior to the occurrence of such Change in Control, in each case with the exception of Performance-Based Awards, all outstanding shares of Restricted Stock and all Restricted Stock Units, Deferred Stock Units, and Dividend Equivalent Rights shall be deemed to have vested, and all shares of Stock and/or cash subject to such Awards shall be delivered; and either or both of the following two (2) actions shall be taken:

(i)            At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days.  Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (ii) below) as determined by the Committee in its sole discretion.  The Committee shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

or

(ii)           The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or Capital Stock having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, Restricted Stock Units, Deferred Stock Units, and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Options or SARs.

(b)           Performance-Based Awards where the Performance Period has not yet expired shall be treated as though target performance has been achieved.  After application of this Section 16.3(b), if any Awards arise from application of this Article 16, such Awards shall be settled under the applicable provision of Section 16.3(a).

(c)           Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

16.4        Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards of new stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, dividend equivalent rights, and other equity-based awards relating to the Capital Stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments

21

as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights.

16.5        Adjustments.

Adjustments under this Article 16 related to shares of Stock or other Capital Stock of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.  No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.  The Committee may provide in the applicable Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 16.1, 16.2, 16.3, and 16.4.  This Article 16 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

16.6        No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or to engage in any other transaction or activity.

17.                               PARACHUTE LIMITATIONS

If any Grantee is a Disqualified Individual, then, notwithstanding any other provision of the Plan or of any Other Agreement to the contrary and notwithstanding any Benefit Arrangement, any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(a)           to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a Parachute Payment; and

(b)           if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

Except as required by Code Section 409A or to the extent that Code Section 409A permits discretion, the Committee shall have the right, in the Committee’s sole discretion, to designate those rights, payments, or benefits under the Plan, all Other Agreements, and all Benefit Arrangements that should be reduced or eliminated so as to avoid having such rights, payments, or benefits be considered a Parachute Payment; provided, however, to the extent any payment or benefit constitutes deferred compensation under Code Section 409A, in order to comply with Code Section 409A, the Company shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock, Restricted Stock Units, or Deferred Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

18.                               GENERAL PROVISIONS

18.1        Disclaimer of Rights.

No provision in the Plan, any Award, or any Award Agreement shall be construed (a) to confer upon any individual the right to remain in the Service of the Company or an Affiliate, (b) to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any Person at any time, or (c) to terminate any Service or other relationship between any Person and the Company or an Affiliate.  In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service.  The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein.  The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

22

18.2        Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determine desirable.

18.3        Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed.  Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Common Stock already owned by the Grantee.  The shares of Common Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation.  The Fair Market Value of the shares of Common Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined.  A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Common Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.  The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock.

18.4        Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5        Construction.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

18.6        Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.7        Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.

18.8        Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.9        Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law

23

rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.10      Section 409A of the Code.

The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A.  Any payments described in the Plan that are due within the Short-Term Deferral Period will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee’s Separation from Service will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier).

Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).  If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A.  No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.

Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the Company or an Affiliate nor the Board or the Committee will have any liability to any Grantee for such tax or penalty.

18.11      Limitation on Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement.  Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided, that this Section 18.11 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.

24